UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Dividend Capital Diversified Property Fund Inc.
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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June 7, 2017
Dear Fellow Stockholders:
On behalf of the Board of Directors, I cordially invite you to attend the annual meeting of stockholders of Dividend Capital Diversified Property Fund Inc., a Maryland corporation, to be held at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, on July 26, 2017 at 2:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by the stockholders at the Annual Meeting are described in detail in the accompanying materials.
We may elect to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about June 7, 2017, we (i) will mail to certain or all of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2016 and (ii) may mail to certain other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet.
IT IS IMPORTANT THAT YOU BE REPRESENTED AT THE ANNUAL MEETING REGARDLESS OF THE NUMBER OF SHARES YOU OWN OR WHETHER YOU ARE ABLE TO ATTEND THE ANNUAL MEETING IN PERSON. Unlike most public companies, no large brokerage houses or affiliated groups of stockholders own substantial blocks of our shares. As a result, in order to achieve a quorum and to avoid delays and additional costs, we need substantial stockholder voting participation by proxy or in person at the Annual Meeting. Let me urge you to vote as soon as possible. You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided.

Sincerely,

Richard D. Kincaid
Chairman of the Board of Directors
For the Board of Directors of Dividend Capital Diversified Property Fund Inc.

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 26, 2017
To the Stockholders of Dividend Capital Diversified Property Fund Inc.:
The annual meeting of stockholders of Dividend Capital Diversified Property Fund Inc., a Maryland corporation (the “Company”), will be held at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, on July 26, 2017 at 2:00 p.m. Mountain Daylight Time (the “Annual Meeting”). The matters to be considered by stockholders at the Annual Meeting, which are described in detail in the accompanying materials, are:

(i)	a proposal to elect five directors to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)	a proposal to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017;

(iii)	a proposal to amend our charter to restructure our share classes as part of a broader restructuring to, among other things, lower the underwriting compensation paid by our stockholders;

(iv)
a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

(v)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Stockholders of record at the close of business on May 17, 2017 will be entitled to notice of, and to vote at, the Annual Meeting. It is important that your shares be represented at the Annual Meeting regardless of the size of your holdings.
We may elect to provide access to our proxy materials to certain of our stockholders over the Internet under the Securities and Exchange Commission’s “notice and access” rules. On or about June 7, 2017, we (i) will mail to certain or all of our stockholders, our proxy statement, a proxy card, and our Annual Report for the year ended December 31, 2016 and (ii) may mail to certain other stockholders, a Notice of Internet Availability of Proxy Materials, which will indicate how to access our proxy materials on the Internet. If sent, the Notice of Internet Availability of Proxy Materials will contain instructions on how each of those stockholders can receive a paper copy of our proxy materials, including the proxy statement, our Annual Report for the year ended December 31, 2016, and a proxy card or voting instruction card.
You may vote by authorizing a proxy over the Internet, by telephone or, if you received printed proxy materials, by completing, signing, and returning your proxy card in the envelope provided. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, PLEASE AUTHORIZE YOUR PROXY BY ONE OF THESE THREE METHODS. If you are the record holder of your shares and you attend the meeting, you may withdraw your proxy and vote in person, if you so choose. If you have any questions regarding the proxy materials and the proposals to be considered by stockholders at the Annual Meeting, you can call 1-855-737-3182.

By Order of the Board of Directors,

Joshua J. Widoff
Managing Director,
General Counsel and Secretary

June 7, 2017

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
518 Seventeenth Street, 17th Floor, Denver, Colorado 80202
PROXY STATEMENT
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JULY 26, 2017
This proxy statement (the “Proxy Statement”) and the accompanying proxy card and notice of annual meeting are provided in connection with the solicitation of proxies by and on behalf of the Board of Directors of Dividend Capital Diversified Property Fund Inc., a Maryland corporation, for use at the annual meeting of stockholders to be held on July 26, 2017, and any postponements or adjournments thereof (the “Annual Meeting”). “We,” “our,” “us,” and “the Company” each refers to Dividend Capital Diversified Property Fund Inc.
The mailing address of our executive offices is 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202. This Proxy Statement, the attached proxy card, our Annual Report for the year ended December 31, 2016 (the “2016 Annual Report”), and a copy of the Notice of the Annual Meeting of Stockholders (the “Annual Meeting Notice”), or the notice of internet availability of proxy materials (the “Internet Availability Notice”), as applicable, will be mailed to holders of our common stock, par value $0.01 per share, on or about June 7, 2017. When we refer to our common stock in this Proxy Statement, we are referring to our unclassified shares of common stock (which we often refer to as our “Class E” shares), as well as our Class A, Class W and Class I shares of common stock, unless the context otherwise requires.
A proxy may confer discretionary authority to vote with respect to any matter presented at the Annual Meeting. As of the date hereof, management has no knowledge of any business that will be presented for consideration at the Annual Meeting and which would be required to be set forth in this Proxy Statement or the related proxy card other than the matters set forth in the Annual Meeting Notice. If any other matter is properly presented at the Annual Meeting for consideration, it is intended that the persons named in the enclosed form of proxy and acting thereunder will vote in accordance with their discretion on any such matter.
Your vote is very important. For this reason, the Board of Directors is requesting that you permit your common stock to be represented and voted at the Annual Meeting by the persons named on the proxy card. To ensure that your shares are voted at the Annual Meeting, authorize your proxy by telephone, through the Internet, or by completing, signing, dating, and returning the proxy card provided with the printed proxy materials. If you are a stockholder of record as of May 17, 2017, you may still attend the Annual Meeting and vote despite having previously authorized your proxy by any of these methods. Any proxy may be revoked in the manner described below at any time prior to its exercise at the Annual Meeting. Stockholders must bring proof of current ownership of our common stock to be admitted to and attend the Annual Meeting.
For shares held through a broker or other nominee, the broker or nominee is not permitted to exercise voting discretion with respect to certain of the matters to be acted upon at the Annual Meeting. If specific instructions are not provided, the stockholder’s shares will not be voted on those matters. Shares represented by such broker “non-votes” will, however, be counted in determining whether there is a quorum.
Date, Time, and Place for the Annual Meeting
The Annual Meeting will be held on July 26, 2017 at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202 at 2:00 p.m. Mountain Daylight Time. Directions to the Annual Meeting can be obtained by calling Investor Relations at (303) 228-2200.
Matters to be Considered at the Annual Meeting
At the Annual Meeting, holders of record of the Company’s common stock as of the close of business on May 17, 2017 will be asked to consider and vote upon:

(i)	a proposal to elect five directors to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified;

(ii)	a proposal to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

(iii)	a proposal to amend our charter to restructure our share classes as part of a broader restructuring to, among other things, lower the underwriting compensation paid by our stockholders;

(iv)
a proposal to permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

(v)	any other business that may properly come before the Annual Meeting or any postponement or adjournment of the Annual Meeting.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be held on July 26, 2017. This Proxy Statement, the proxy card, and our 2016 Annual Report are available online at www.proxyvote.com.

INFORMATION ABOUT THE MEETING AND VOTING
What is the date of the Annual Meeting and where will it be held?
The Annual Meeting will be held on July 26, 2017 at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202 at 2:00 p.m. Mountain Daylight Time.
Who is entitled to vote at the Annual Meeting?
Our Board of Directors has fixed the close of business on May 17, 2017 as the record date for the determination of stockholders entitled to receive notice of, and to vote at, the Annual Meeting. Only stockholders of record at the close of business on May 17, 2017 are entitled to vote at the Annual Meeting.
How many shares of common stock are outstanding?
As of the close of business on May 17, 2017, there were approximately 146,062,971 shares of our common stock outstanding and entitled to vote.
How many votes do I have?
You are entitled to one vote for each share of our common stock that you held as of the record date.
What will I be voting on at the Annual Meeting?
At the Annual Meeting, you will be asked to:

●	elect five directors to serve until the 2018 annual meeting of stockholders and until their respective successors are duly elected and qualified;

●	ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

●	amend our charter to restructure our share classes as part of a broader restructuring to, among other things, lower the underwriting compensation paid by our stockholders;

●	permit our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

●	act on any other business that may properly come before the Annual Meeting.
Why are you proposing to restructure the Company’s share classes and how will my shares be affected?
Based on the current competitive landscape, we believe that our ongoing public offering should be more successful if we restructure certain aspects of the offering and our company (the “Proposed Restructuring”). As part of this restructuring, we are proposing to amend our charter to modify the number and terms of the classes of shares of our common stock that we have outstanding and are authorized to issue. More specifically, instead of having unclassified shares (which we have referred to as “Class E” shares since 2012), Class A shares, Class W shares and Class I shares, we would have formally designated Class E shares, Class T shares, Class S shares, Class D shares and a new version of Class I shares:

●	Each issued and outstanding unclassified (or “Class E”) share would be changed into one issued and outstanding share of our new formally designated Class E shares.

●	Each issued and outstanding Class A share would be changed into one issued and outstanding Class T share by renaming the class and amending its terms.

●	Each issued and outstanding Class W share would be changed into one issued and outstanding Class D share by renaming the class and amending its terms.

●
We would change the terms of our Class I shares, so that each issued and outstanding Class I share would effectively be changed into one issued and outstanding share of our new version of Class I shares.

●	We would create a new class of common stock called Class S shares.
Because the proposed charter amendment would cause our outstanding Class A, Class W and Class I shares to change to Class T, Class D and the new version of Class I shares, respectively, (a) holders of our existing Class I shares would benefit from the elimination of the ongoing broker-related fee expense allocations applicable for the new version of Class I shares, and (b) holders of our existing Class A and Class W shares would benefit from (i) the lower ongoing broker-related fee expense allocations applicable for Class T and Class D shares and (ii) the conversion rights that would be applicable for Class T and Class D shares, respectively.

We believe that the Proposed Restructuring of the Company and its share classes is in the best interest of our stockholders for the following reasons:

(i)
Based on the current competitive landscape, we believe that our ongoing public offering should be more successful if we restructure certain aspects of the offering and our company. We believe this will result in greater access to equity capital which in turn would drive greater diversity within the portfolio, a stronger balance sheet and enhanced liquidity for the benefit of all stockholders.

(ii)
These changes are expected to result in an Advisor and Dealer Manager fee and expense reimbursement structure that we believe better aligns with our investor’s interests of overall financial performance, diversification and liquidity.

(iii)
Additionally, we expect these changes to result in savings over the near term and possibly over the longer term under certain circumstances. However, such new fee arrangement could result in an increase in compensation to our Advisor if we are successful in raising substantial new capital and/or delivering significant total return performance to our stockholders.

See “Proposal No. 3 – Amendment of our Charter to Restructure our Share Classes” for more information.
Will my distribution change as a result of the Proposed Restructuring?
Our Board of Directors generally determines the level of our distributions each quarter on a gross basis before the impact of class-specific expenses. As a result, the proposed changes in share classes and therefore class-specific expenses will not likely impact the Board of Directors’ future judgment as to the overall level of the gross dividend amount. However, in determining the appropriate level of a gross distribution, our Board of Directors considers a number of factors, including the current and anticipated market conditions, current and anticipated future performance and make-up of our investments, our overall financial projections and expected future cash needs. As a result, the changes in fees and reimbursements paid to our Advisor could impact future decisions by the Board of Directors about our distribution level but we can give no assurance of the distribution level to be set by Board of Directors and our distribution levels may change from time to time.
However, the Proposed Restructuring will be beneficial for our current stockholders who are currently subject to class-specific expenses on their distributions. The reduction in class-specific expenses described above will have a corresponding increase in the net distributions received by holders of such shares.
What are the expected U.S. federal income tax consequences of the reclassification/exchange?
No U.S. holder should recognize any gain or loss under U.S. federal income tax upon the reclassification/exchange. With respect to each of the reclassifications/exchanges, namely (i) each issued and outstanding unclassified (or “Class E”) share changing into one issued and outstanding share of our new formally designated Class E shares, (ii) each issued and outstanding Class A share changing into one issued and outstanding Class T share by renaming the class and amending its terms, (iii) each issued and outstanding Class W share changing into one issued and outstanding Class D share by renaming the class and amending its terms, (iv) and changing the terms of our Class I shares, so that each issued and outstanding Class I share would effectively be changed into one issued and outstanding share of our new version of Class I shares (for each reclassification/exchange, the former, the “Exchanged Share” the latter, the “Reclassified Share”), each such share exchange should qualify as a tax-free transaction under Section 1036 of the Internal Revenue Code of 1986, as amended (the “Code”) and/or should also qualify as a tax-free “reorganization” within the meaning of Section 368(a)(1)(E) of the Code. As a consequence, a U.S. holder receiving a Reclassified Share as consideration for a corresponding Exchanged Share should not recognize any gain or loss upon the exchange. Such holder should have a tax basis in the Reclassified Share received in the share exchange equal to the tax basis of the corresponding Exchanged Share. The holding period for a Reclassified Share received in the exchange should include the holder’s holding period for the corresponding Exchanged Share surrendered therefor. Shareholders are urged to consult their own tax advisors regarding their individual tax consequences associated with the reclassifications described above.
How does the Board of Directors recommend that I vote on each proposal?
The Board of Directors recommends a vote:

●	FOR the election of the nominees to our Board of Directors;

●	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

●	FOR the amendment of our charter to restructure our share classes; and

●
FOR permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals.

What is the quorum requirement for the Annual Meeting?
A quorum will be present if the holders of 50% of the outstanding shares of our common stock entitled to vote are present, in person or by proxy, at the Annual Meeting. If you have returned a valid proxy or, if you hold your shares in your own name as holder of record and you attend the Annual Meeting in person, your shares will be counted for the purpose of determining whether there is a quorum. If a quorum is not present, the Annual Meeting may be adjourned by the chairman of the meeting until a quorum has been obtained.
What is a broker “non-vote”?
A broker “non-vote” occurs when a broker holding shares of our common stock for a beneficial owner is present at the meeting, in person or by proxy, and entitled to vote, but does not vote on a particular proposal because the broker does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Beneficial owners of shares held in broker accounts are advised that, if they do not timely provide instructions to their broker, their shares will not be voted in connection with the election of directors or the proposed amendment of our charter. However, even without such instructions, the shares of beneficial owners will be treated as present for the purposes of establishing a quorum if the broker votes such shares on the proposals regarding ratification of the appointment of KPMG LLP as our independent registered public accounting firm or permitting our Board of Directors to adjourn the Annual Meeting, which proposals are routine matters with respect to which brokers have discretionary authority to vote.
What vote is required to approve each proposal?
Provided that a quorum is present, (i) the election of the nominees to our Board of Directors requires the affirmative vote of holders of a majority of the shares of our common stock represented in person or by proxy at the Annual Meeting, (ii) the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017 requires the affirmative vote of a majority of the votes cast at the Annual Meeting, (iii) the amendment of our charter requires the affirmative vote of the holders of a majority of our outstanding shares of common stock entitled to vote thereon and (iv) permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals, requires the affirmative vote of a majority of the votes cast at the Annual Meeting. There is no cumulative voting in the election of directors.
Withheld votes and broker “non-votes”, if any, will have the effect of votes against the election of the nominees to our Board of Directors and against the amendment of our charter. Abstentions and broker “non-votes”, if any, will have no effect on the result of the ratification of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017, permitting our Board of Directors to adjourn the Annual Meeting if there are not sufficient votes for the proposals, or any other matter for which the required vote is a majority of the votes cast.
How can I vote?
You can vote in person at the Annual Meeting or by proxy. If you hold your shares of our common stock in your own name as a holder of record, you have the following four options for submitting your vote by proxy:

1.	if you received printed proxy materials, by signing, dating, and mailing the proxy card in the postage-paid envelope provided;

2.	via the Internet at www.proxyvote.com, as provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement;

3.
by (i) touch-tone telephone at the toll-free number provided in the proxy card and the Internet Availability Notice, or (ii) with a live agent by telephone at 1-855-737-3182 between 9:00 a.m. and 9:00 p.m. EST, as provided in this Proxy Statement.

For those stockholders with Internet access, we encourage you to vote via the Internet, since this method of voting is quick, convenient, and cost-efficient. When you vote via the Internet or by telephone prior to the Annual Meeting date, your vote is recorded immediately and there is no risk that postal delays will cause your vote to arrive late and, therefore, not be counted.
If your shares of our common stock are held on your behalf by a broker, bank, or other nominee, you will receive instructions from them that you must follow to have your shares voted at the Annual Meeting.
How will proxies be voted?
Shares represented by valid proxies will be voted as specified on the proxy unless it is properly revoked prior thereto. If no specification is made on the proxy as to any one or more of the proposals, the shares of our common stock represented by the proxy will be voted as follows:

●	FOR the election of the nominees to our Board of Directors;

●	FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017;

●	FOR the amendment of our charter to restructure our share classes;

●
FOR permitting our Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of the foregoing proposals if there are not sufficient votes for the proposals; and

●
in the discretion of the proxy holder on any other business that properly comes before the Annual Meeting. As of the date of this Proxy Statement, we are not aware of any other matter to be raised at the Annual Meeting.

How can I change my vote or revoke a proxy?
If you hold shares of our common stock in your own name as a holder of record, you may revoke your proxy at any time prior to the date and time of the Annual Meeting through any of the following methods:

●
send written notice of revocation, prior to the Annual Meeting, to our Managing Director, General Counsel and Secretary, Mr. Joshua J. Widoff, at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202;

●	properly sign, date, and mail a new proxy card to our Secretary;

●	dial the toll-free number provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again;

●	log onto the Internet site provided in the proxy card, the Internet Availability Notice, and in this Proxy Statement and authorize your proxy again; or

●	attend the Annual Meeting and vote your shares in person.
Please note that merely attending the Annual Meeting, without further action, will not revoke your proxy. If shares of our common stock are held on your behalf by a broker, bank, or other nominee, you must contact them to receive instructions as to how you may revoke your proxy.
Who is soliciting my proxy, and who pays the cost of this proxy solicitation?
The enclosed proxy is solicited by and on behalf of our Board of Directors. The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by officers and directors, without additional remuneration, by personal interview, telephone, or otherwise. The Company will also request brokerage firms, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares held of record as of the close of business on the record date and will provide reimbursement for the cost of forwarding the material.
The Company has engaged Broadridge Investor Communications Solutions, Inc. (“Broadridge”) to solicit proxies for the Annual Meeting. The services to be performed by Broadridge will include consultation pertaining to the planning and organization of the solicitation, as well as assisting the Company in the solicitation of proxies from the Company’s stockholders entitled to vote at the Annual Meeting. The anticipated cost for such services is expected to be between $110,000 and $135,000.
Where can I find the voting results after the Annual Meeting?
American Election Services LLC, our independent tabulating agent, will count the votes and act as the Inspector of Election. We will publish the voting results in a Current Report on Form 8-K to be filed with the Securities and Exchange Commission (the “Commission”) within four business days after the Annual Meeting. We keep all proxies, ballots, and voting tabulations confidential as a matter of practice. We permit only our Inspector of Election, American Election Services LLC, to examine these documents.
Where can I find the Company’s Annual Report on Form 10-K?
A copy of our Annual Report on Form 10-K for our fiscal year ended December 31, 2016, as filed with the Commission on March 3, 2017, is available without charge to stockholders upon written request to: Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations. You can also find an electronic version of our Annual Report on Form 10-K for the year ended December 31, 2016 on our website at http://ir.dividendcapitaldiversified.com/financials.cfm.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS
This Proxy Statement contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (set forth in Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended). These forward-looking statements include, among others, statements about the expected benefits of the Proposed Restructuring, the expected terms of the Proposed Restructuring and the future business, performance and opportunities of the Company. Forward-looking statements involve numerous risks and uncertainties, and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods which may be incorrect or imprecise, and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). Forward-looking statements generally can be identified by the use of words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “foresee,” “looking ahead,” “is confident,” “should,” “will,” “predicted,” “likely,” or similar words or phrases intended to identify information that is not historical in nature. Forward-looking statements are based on expectations, forecasts and assumptions that involve risks and uncertainties that could cause actual outcomes and results to differ materially. These risks and uncertainties include, without limitation:

●	whether the changes contemplated by the Proposed Restructuring will have the anticipated benefits to the Company and its stockholders described herein; and

●
the ability of the Board of Directors to change any aspects of the Proposed Restructuring without stockholder approval, except the proposed charter amendment, or to decide not to pursue the Proposed Restructuring at all.

While forward-looking statements reflect our good faith beliefs, they are not guarantees of future performance. We disclaim any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For a further discussion of these and other factors that could impact our future results, performance or transactions, see the section entitled “Proposal No. 3 – Amendment of our Charter to Restructure our Share Classes – Risks Associated with the Proposed Restructuring.”

BOARD OF DIRECTORS
Our Board of Directors consists of five directors, three of whom are independent directors, as determined by our Board of Directors. Our charter and bylaws provide that a majority of the entire Board of Directors may establish, increase, or decrease the number of directors, provided that the number of directors shall never be less than three nor more than 15. The foregoing is the exclusive means of fixing the number of directors.
Our Board of Directors has determined that Messrs. Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry are independent within the meaning of the applicable (i) provisions set forth in our charter, (ii) requirements set forth in the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable Commission rules, and (iii) although our shares are not listed on the New York Stock Exchange (“NYSE”), independence rules set forth in the NYSE Listed Company Manual. To be considered independent under the NYSE rules, our Board of Directors must determine that a director does not have a material relationship with us and/or our consolidated subsidiaries (either directly or as a partner, stockholder, or officer of an organization that has a relationship with any of those entities).
Our charter defines an “independent director” as a person who has not been, directly or indirectly, associated with our Sponsor (as defined in our charter) or the Company’s advisor, Dividend Capital Total Advisors LLC (the “Advisor”), within the previous two years by virtue of:

●	ownership interests in our Sponsor, our Advisor, or any of their affiliates;

●	employment by our Sponsor, our Advisor, or any of their affiliates;

●	service as an officer or director of our Sponsor, our Advisor, or any of their affiliates;

●	performance of services, other than as a director for us;

●	service as a director or trustee of more than three real estate investment trusts organized by our Sponsor or advised by our Advisor; or

●	maintenance of a material business or professional relationship with our Sponsor, our Advisor, or any of their affiliates.
We refer to our directors who are not independent as our “interested directors.” Our charter sets forth the material business or professional relationships that cause a person to be associated with us and therefore not eligible to serve as an independent director. A business or professional relationship is per se material if the prospective independent director received more than five percent of his annual gross income in the last two years from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor, or if more than five percent of his net worth, on a fair market value basis, has come from our Sponsor, our Advisor, or any affiliate of our Sponsor or Advisor.

PROPOSAL NO. 1: ELECTION OF DIRECTORS
The Board of Directors has recommended that Messrs. Richard D. Kincaid, John A. Blumberg, Charles B. Duke, Daniel J. Sullivan, and John P. Woodberry be elected to serve on the Board of Directors, each until the annual meeting of stockholders for 2018 and until their respective successors are duly elected and qualified.
Each nominee has consented to being named in this Proxy Statement and to serve if elected. If, prior to the Annual Meeting, any nominee should become unavailable to serve, the shares of voting securities represented by a properly executed and returned proxy will be voted for such additional person as shall be designated by the Board of Directors, unless the Board of Directors determines to reduce the number of directors in accordance with the Company’s charter and bylaws.
Set forth below is certain information about our directors, including their respective position, age, biographical information, directorships held in the previous five years, and the experience, qualifications, attributes, and/or skills that led the Board of Directors to determine that the person should serve as our director. All of our directors have terms expiring on the date of the Annual Meeting and are being nominated for re-election to serve until the 2018 annual meeting of stockholders or until his or her successor is elected and qualified. For information regarding each director’s beneficial ownership of shares of our common stock, see the “Security Ownership of Certain Beneficial Owners and Management” section, and the notes thereto, included in this Proxy Statement.

Richard D. Kincaid Chairman of the Board of Directors Age: 55 Director since 2012 Member of Audit Committee Member of Investment Committee
Richard D. Kincaid has served as our Chairman of the Board of Directors since September 2012. Prior to joining our Board of Directors, Mr. Kincaid was a Trustee and the President of Equity Office Properties Trust from November 2002, and the Chief Executive Officer from April 2003, until Equity Office Properties Trust was acquired by the Blackstone Group in February 2007. From March 1997 until November 2002, Mr. Kincaid was Executive Vice President of Equity Office Properties Trust and was Chief Operating Officer from September 2001 until November 2002. He also was Chief Financial Officer of Equity Office Properties Trust from March 1997 until August 2002, and Senior Vice President from October 1996 until March 1997.

Prior to joining Equity Office Properties Trust in 1995, Mr. Kincaid was Senior Vice President of Finance for Equity Group Investments, Inc., where he oversaw debt financing activities for the public and private owners of real estate controlled by Mr. Samuel Zell. During his tenure at Equity Group Investments and Equity Office Properties Trust, Mr. Kincaid supervised more than $11 billion in financing transactions, including property level loans encumbering office buildings, apartments, and retail properties, as well as unsecured debt, convertible debt securities, and preferred stock. Prior to joining Equity Group Investments in 1990, Mr. Kincaid held positions with Barclays Bank PLC and The First National Bank of Chicago. Richard Kincaid is currently the President and Founder of the BeCause Foundation. The BeCause Foundation is a nonprofit corporation that heightens awareness about a number of complex social problems and promotes change through the power of film. Mr. Kincaid is also an active private investor in early stage companies. Mr. Kincaid is Chairman of the Board of Rayonier Inc. (NYSE: RYN), an international real estate investment trust (“REIT”) that specializes in timber and specialty fibers. He also served on the board of directors of Vail Resorts (NYSE: MTN), a mountain resort operator, from July 2006 until April 2015, and Strategic Hotels and Resorts (NYSE: BEE), an owner of upscale and luxury hotels in North America and Europe, from January 2009 until December 2015. Mr. Kincaid received his Master’s Degree in Business Administration from the University of Texas, and his Bachelor’s Degree from Wichita State University.

We believe that Mr. Kincaid’s qualifications to serve on our Board of Directors include his significant leadership experience as a Trustee, the President and the Chief Executive Officer of Equity Office Properties Trust and his director positions with other public companies. He also has demonstrated strategic insight with respect to large, growing real estate companies, as he developed the financial, technology and integration strategies for Equity Office Properties Trust during its tremendous growth, which included nearly $17 billion in acquisitions. We believe that his leadership and experience are valuable additions to our Board in connection with our ongoing offering and perpetual-life REIT.

John A. Blumberg Director Age: 57 Director since 2006 Chairman of Investment Committee
John A. Blumberg has served as a director of our Board of Directors since January 2006 and also as Chairman of the Board of Directors from January 2006 to September 2012. Mr. Blumberg has also been a manager of our Advisor since April 2005. From October 2009 to March 2010, Mr. Blumberg served as the Chairman of the Board of Directors of Industrial Income Trust Inc. (“IIT”), a REIT focusing on industrial real estate which was sold in November 2015. Mr. Blumberg is a manager of Industrial Income Advisors LLC, the former advisor to IIT. Mr. Blumberg is also a manager of Industrial Property Advisors LLC, the advisor to Industrial Property Trust Inc. (“IPT”), a Denver, Colorado-based REIT and ILT Advisors LLC, the advisor to Industrial Logistics Realty Trust Inc. (“ILT”), a Denver, Colorado-based REIT.

Mr. Blumberg is a principal of both Dividend Capital Group LLC and Black Creek Group LLC, a Denver based real estate investment firm which he co-founded in 1993. In 2014, Mr. Blumberg joined the Board of Directors for Rayonier Inc. Since 2006, Mr. Blumberg has also been chairman of Mexico Retail Properties, a fully integrated retail real estate company that acquires, develops and manages retail properties throughout Mexico. Mr. Blumberg has been active in real estate acquisition, development and redevelopment activities since 1993 and, as of December 31, 2016, with affiliates, has overseen directly, or indirectly through affiliated entities, the acquisition, development, redevelopment, financing and sale of real properties having combined value of approximately $16.7 billion. Prior to co-founding Black Creek Group LLC, Mr. Blumberg was President of JJM Investments, which owned over 100 shopping center properties in Texas. During the 12 years prior to joining JJM Investments, Mr. Blumberg served in various positions with Manufacturer’s Hanover Real Estate, Inc., Chemical Bank and Chemical Real Estate, Inc., most recently as President of Chemical Real Estate, Inc. Mr. Blumberg holds a Bachelor’s Degree from the University of North Carolina at Chapel Hill.

We believe that Mr. Blumberg’s qualifications to serve on our Board of Directors are demonstrated by his extensive experience in real estate investments, including his over 20 years of experience with Black Creek Group LLC as a co-founder of the company, his position as a principal of Dividend Capital Group LLC, his leadership experience as an executive officer of, and an advisor to, non-traded REITs and other real estate investment companies, and his experience in real estate investment banking.

Charles B. Duke Director Age: 59 Director since 2006 Chairman of Audit Committee Member of Investment Committee
Charles B. Duke has served as an independent director of our Board of Directors since January 2006. Mr. Duke has also served as an independent director on the board of IPT since March 2013 and on the board of ILT since February 2016. Mr. Duke also served as an independent director on the board of directors of IIT from December 2009 until November 2015. Mr. Duke is currently founder and Chief Executive Officer of To-Table Inc. (“To-Table”), a retailer of specialty gourmet foods. Prior to founding To-Table in November 2014, Mr. Duke was involved in the management of two ink jet cartridge remanufacturers and aftermarket suppliers. Mr. Duke served as Executive Vice President of IJR, Inc. in Phoenix, Arizona, from October 2012 to July 2014, and as the founder, President and Chief Executive Officer of Legacy Imaging, Inc. from 1996 through 2012. Mr. Duke has been active in entrepreneurial and general business activities since 1980 and has held several executive and management roles throughout his career, including founder, president, and owner of Careyes Corporation, a private bank, registered investment advisor and a member of the Financial Industry Regulatory Authority (“FINRA”) based in Denver, Colorado, Chief Financial Officer at Particle Measuring Systems, a global technology leader in the environmental monitoring industry based in Boulder, Colorado, and Vice President of Commercial Loans at Colorado National Bank. Mr. Duke also spent four years with Kirkpatrick Pettis, the investment-banking subsidiary of Mutual of Omaha, as Vice President of Corporate Finance, involved in primarily mergers and acquisitions, financing, and valuation activities. Mr. Duke graduated from Hamilton College in 1980 with a Bachelor’s Degree in Economics and English.

We believe that Mr. Duke’s qualifications to serve on our Board of Directors include his considerable experience in financial matters, including specifically his experience as founder and president of a private bank and as Chief Financial Officer of a significant organization, and we believe his business management experience is valuable in terms of providing director leadership.

Daniel J. Sullivan Director Age: 51 Director since 2006 Member of Audit Committee Member of Investment Committee Member of Conflicts Resolution Committee
Daniel J. Sullivan has served as an independent director of our Board of Directors since January 2006. Since 2003, he has been a private consultant and author. From 2003 to 2013, Mr. Sullivan was also the assistant editor of Humanitas, an academic journal published by the National Humanities Institute. Prior to that, from 1998 to 2002, he was Director of Business Development at Jordan Industries Inc. Mr. Sullivan has nineteen years of international business, consulting, and private equity investment experience, including over four years, from 1987 through 1991, in the real estate industry as an appraiser, property analyst, and investment banker with Manufacturers Hanover Real Estate Investment Banking Group in New York. During that time, Mr. Sullivan participated in the structuring and private placement of over $1 billion in long term, fixed-rate, and multi-property mortgage financings for the bank’s corporate clients. Mr. Sullivan holds a Master of Arts Degree in Political Theory from The Catholic University of America in Washington, D.C. and a Bachelor of Arts Degree in History from Boston College in Chestnut Hill, Massachusetts.

We believe that Mr. Sullivan’s diverse background in education, journalism, international business, consulting, and private equity investment adds a unique perspective to our Board of Directors in fulfilling its duties. His qualifications to serve on our Board are also demonstrated by his experience in international business, finance, and real estate investments.

John P. Woodberry Director Age: 54 Director since 2006 Member of Conflicts Resolution Committee Member of Investment Committee
John P. Woodberry has served as an independent director of our Board of Directors since January 2006. Mr. Woodberry has been active in finance and investing since 1991. From 2012 to present, Mr. Woodberry has served as Portfolio Manager for Woodberry Holdings, LLC, a family office with investments in venture capital, hedge funds, private companies, and public equities. From 2016 to present, Mr. Woodberry has served as the Chairman of the Board and Chief Financial Officer of American Marksman, LLC, an early stage recycling and munitions company. From 2014 to present, Mr. Woodberry has served as the Chairman of the Board for AgPixel, LLC, an agriculture services company. From 2007 to 2012, Mr. Woodberry worked at Passport Capital, LLC where he served as a Senior Managing Director and Portfolio Manager for Capital Markets and India. From 2004 to 2007, Mr. Woodberry was the President and Portfolio Manager of Independence Capital Asset Partners, LLC. Previously, from 2001 to 2004, Mr. Woodberry was a Senior Research Analyst at Cobalt Capital, LLC, a New York City-based hedge fund. From 1998 to 2001, Mr. Woodberry worked for Minute Man Capital Management, LLC and Trident Investment Management, LLC, each a New York City-based hedge fund. From 1995 to 1998, Mr. Woodberry worked at Templeton Investment Council Ltd. Mr. Woodberry has a Master’s Degree in Business Administration from Harvard Business School and a Bachelor of Arts Degree from Stanford University.

We believe that Mr. Woodberry’s qualifications to serve on our Board of Directors include his depth of experience in finance, capital markets, and investment management. His managerial roles at various hedge funds, including his experience as President and Portfolio Manager of Independence Capital Asset Partners, LLC, provide him with leadership experience that we believe is valuable to our Board of Directors in fulfilling its duties.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE
ELECTION OF THE NOMINEES FOR DIRECTORS IDENTIFIED ABOVE.

CORPORATE GOVERNANCE
Board Leadership Structure
We separate the roles of Chief Executive Officer and Chairman of our Board of Directors because we currently believe that the different roles can best be filled by different people who have different experiences and perspectives. Mr. Dwight L. Merriman III, as our Chief Executive Officer, is responsible for the execution of our business strategy and day-to-day operations. One of our interested directors, Mr. Kincaid, serves as Chairman of our Board of Directors, and, in such capacity, is responsible for presiding over our Board of Directors in its identification and execution of our operational and investment objectives, and oversight of our management team. We believe that Mr. Kincaid’s experience and background make him highly qualified to lead our Board of Directors in the fulfillment of its duties.
As an interested director, Mr. Kincaid may not participate as a director in determining the compensation of our Advisor, the renewal of the advisory agreement, or any other transactions or arrangements that we may enter into with regard to our Advisor or its affiliates. Our independent directors maintain authority with regard to any and all transactions and arrangements made with our Advisor. For additional discussion regarding the role that our independent directors play with regard to transactions and arrangements made with our Advisor see “Certain Relationships and Related Party Transactions” in this Proxy Statement.
Oversight of Risk Management
Our Board of Directors, either directly or through designated committees, including the Audit Committee, discussed further below, oversees our risk management through its involvement in our investment, financing, financial reporting, and compliance activities.
We, through our Advisor, maintain internal audit and legal departments that serve our Board of Directors and our Audit Committee in their risk management oversight. Further, our management team provides our Board of Directors and our Audit Committee with periodic updates that comprehensively address areas of our business that may pose significant risks to us.
We emphasize the importance of professional business conduct and ethics through our corporate governance initiatives. Our Board of Directors consists of a majority of independent directors. Our Conflicts Resolution Committee consists entirely of independent directors, and our Audit Committee consists of a majority of independent directors.
Code of Business Conduct and Ethics
Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all employees of our Advisor, and our officers and directors, including our Chief Executive Officer and our Chief Financial Officer. Additionally, our Board of Directors has adopted a Code of Ethics specifically for the unique and critical roles of our Chief Executive Officer and our Senior Financial Officers, including our Chief Financial Officer. Copies of the Code of Business Conduct and Ethics and the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers may be found on our website at www.dividendcapitaldiversified.com. Our Board of Directors must approve any amendment to or waiver of the Code of Business Conduct and Ethics as well as the Code of Ethics for our Chief Executive Officer and our Senior Financial Officers. We presently intend to disclose amendments and waivers, if any, of the Code of Business Conduct and Ethics on our website.
Our Internet address is www.dividendcapitaldiversified.com. We make available, free of charge through a link on our website, our annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments to such reports, if any, as filed with the Commission as soon as reasonably practicable after such filing. You may also obtain these documents in print by writing us at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations.
Board and Committee Meetings
During the year ended December 31, 2016, our Board of Directors held 12 meetings. No director attended fewer than 75 percent of the aggregate of all meetings held by our Board of Directors and the committees on which such director served. The Board of Directors has three standing committees: the Audit Committee, the Investment Committee, and the Conflicts Resolution Committee. During 2016, the Audit Committee met four times, and the Investment Committee did not meet since all investment decisions were made by the Board of Directors in 2016. The Conflicts Resolution Committee has not yet held a meeting. Although director attendance at our Annual Meeting each year is encouraged, we do not have an attendance policy. In 2016, none of our directors attended the Annual Meeting in person.
Our Board of Directors also adopted a delegation of authority policy on December 5, 2013, as amended and restated as of September 30, 2015; and, pursuant to such policy, has established a Management Committee and delegated the authority for certain actions to the Management Committee. The Management Committee is not a committee of our Board of Directors.

Audit Committee. The members of our Audit Committee are Messrs. Duke, Kincaid and Sullivan. Messrs. Duke and Sullivan are each an independent director and Mr. Kincaid is an interested director. Our Audit Committee operates under a written charter, a copy of which is available under the “Corporate Governance” section of our website at www.dividendcapitaldiversified.com. The Board of Directors has determined that each member of our Audit Committee is financially literate as such qualification is interpreted by our Board of Directors. Our Board of Directors has determined that Mr. Duke qualifies as an “Audit Committee Financial Expert” as defined by the rules of the Commission.
Our Audit Committee meets on a regular basis, at least quarterly and more frequently as necessary. Our Audit Committee’s primary function is to assist our Board of Directors in fulfilling its oversight responsibilities by reviewing the financial information to be provided to stockholders and others, reviewing our system of internal controls, which management has established, overseeing the audit and financial reporting process, including the preapproval of services performed by our independent registered public accounting firm, and overseeing certain areas of risk management.
Investment Committee. The members of our Investment Committee are Messrs. Blumberg, Kincaid, Duke, Sullivan, and Woodberry. Messrs. Duke, Sullivan, and Woodberry are each an independent director, and Messrs. Kincaid and Blumberg are each an interested director. Our Board of Directors has delegated to the Investment Committee (a) certain responsibilities with respect to specific real property and real estate-related debt and securities investments proposed by the Advisor and its product specialists and (b) the authority to review our investment policies and procedures on an ongoing basis and recommend any changes to our Board.
Our Board of Directors has delegated to our Investment Committee the authority to approve any real property acquisitions and developments (including real property portfolio acquisitions and developments), for a purchase price or total project cost of up to $25,000,000. Our Board of Directors, including a majority of our independent directors, must approve all real property acquisitions and developments, including real property portfolio acquisitions and developments, for a purchase price or total project cost greater than $25,000,000, including the financing of such acquisitions and developments. During the year ended December 31, 2016, all real property acquisitions were approved by our Board of Directors.
With respect to real estate-related debt and securities, our Board of Directors has delegated to the Investment Committee the authority to approve real estate-related debt and securities investment thresholds as well as certain responsibilities for approving ongoing monitoring and rebalancing measures within the context of our Board of Directors’ approved real estate-related debt and securities investment strategy and asset allocation framework.
Conflicts Resolution Committee. The members of our Conflicts Resolution Committee are Messrs. Sullivan and Woodberry, each of whom is an independent director. Our Board of Directors has delegated to our Conflicts Resolution Committee the responsibility to consider and resolve all conflicts that may arise between us, IPT, and ILT, including conflicts that may arise as a result of the investment allocation methodology that our Advisor utilizes for allocating investment opportunities that are suitable for us and are also suitable for IPT and/or ILT.
Compensation Committee. We do not have a standing Compensation Committee. Our Board of Directors may establish a Compensation Committee in the future to administer our equity incentive plans. The primary function of a Compensation Committee would be to administer the granting of awards to our independent directors and selected employees of our Advisor, based upon recommendations from our Advisor, and to set the terms and conditions of such awards in accordance with the equity incentive plans. A Compensation Committee, if formed, will consist entirely of our independent directors. We do not have a charter that governs the process of setting compensation. For information regarding the determination of compensation to our Advisor and its affiliates, see the “Certain Relationships and Related Party Transactions—Compensation to our Advisor and its Affiliates” section included in this Proxy Statement.
Nominating Committee. We do not have a standing Nominating Committee. Our Board of Directors has determined that it is appropriate for us not to have a Nominating Committee because all of the matters for which a Nominating Committee would be responsible are presently considered by our entire Board of Directors. We do not have a charter that governs the director nomination process.
Each member of our Board of Directors participates in the consideration of director nominees although our independent directors nominate replacements for vacancies among the independent directors’ positions. The process followed by our Board of Directors to identify and evaluate director candidates includes requests to members of our Board of Directors and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates, and interviews of selected candidates by members of our Board of Directors. In considering whether to recommend any particular candidate for inclusion in its slate of recommended director nominees, our Board of Directors considers various criteria including the candidate’s integrity, business acumen, knowledge of our business and industry, age, experience, diligence, conflicts of interest, and ability to act in the interests of all stockholders. Our Board of Directors does not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. Our Board of Directors does not have a policy with regard to the consideration of diversity in identifying director candidates, but our Board of Directors believes that the backgrounds and qualifications of its directors, considered as a whole, should provide a composite mix of experience, knowledge, and abilities that will allow our Board of Directors to fulfill its responsibilities.

Stockholders may recommend individuals to our Board of Directors for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board of Directors will evaluate stockholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others.
Management Committee. The members of our Management Committee are Dwight L. Merriman III, Rajat Dhanda, M. Kirk Scott, J. Michael Lynch, Richard D. Kincaid, Joshua J. Widoff, Gregory M. Moran, Lainie Minnick, Gary M. Reiff (the chief administrative officer of the Advisor), Scott Recknor (Managing Director – Head of Asset Management of IPT), John A. Blumberg, James R. Mulvihill, Evan H. Zucker (Messrs. Blumberg, Mulvihill and Zucker are the managers of the Advisor), and, if deciding upon a disposition, Andrea L. Karp.
With respect to real property investments, the Board of Directors has delegated to the Management Committee the authority to generally approve all real property dispositions, including real property portfolio dispositions, for a sales price of up to $25,000,000, provided that the total dispositions approved by the Management Committee in any quarter may not exceed $50,000,000. The Board of Directors, including a majority of the independent directors, must approve all real property dispositions, including real property portfolio dispositions, (i) for a sales price greater than $25,000,000, and (ii) once the total dispositions approved by the Management Committee in any quarter equals $50,000,000, for any sales price through the end of such quarter.
With respect to the lease of real property, the Board of Directors has delegated (i) (a) to our Chief Executive Officer the authority to approve any lease of real property (b) our Managing Director, Retail the authority to approve any lease with retail tenants, (c) our Managing Director, Office the authority to approve any lease with office tenants, and (d) Scott Recknor, Managing Director – Head of Asset Management of IPT the authority to approve any lease with industrial tenants, on such terms as they deem necessary, advisable, or appropriate, for total base rent not to exceed $10,000,000 over the base term of the lease, and (ii) to the Management Committee the authority to approve the lease of real property, on such terms as the Management Committee deems necessary, advisable, or appropriate, for total base rent not to exceed $50,000,000 over the base term of the lease.
With respect to capital expenditures (excluding capital expenditures approved by the Board of Directors in the ordinary course of budget approvals), (i) (a) our Managing Director, Retail with respect to our retail properties, (b) our Managing Director, Office with respect to our office properties, and (c) Scott Recknor, Managing Director – Head of Asset Management of IPT with respect to our industrial properties, is authorized to approve any capital expenditure of up to $1,000,000 over the line item approved by the Board of Directors in the budget for the specified property, and (ii) the Management Committee is authorized to approve any capital expenditure of up to $5,000,000 over the line item approved by the Board of Directors in the budget for the specified property.
With respect to borrowing and refinancing decisions, the Board of Directors has authorized (i) the Chief Financial Officer to review and approve any proposed new borrowing or refinancing (secured or unsecured) for an amount of up to $25,000,000, (ii) the Management Committee to review and approve any proposed new borrowing (secured or unsecured) for an amount of up to $50,000,000, provided that the total new borrowings approved by the Management Committee in any quarter may not exceed $100,000,000, and (iii) the Management Committee to review and approve any proposed new refinancing (secured or unsecured) for an amount of up to $100,000,000, provided that the total new refinancings approved by the Management Committee in any quarter may not exceed $100,000,000.
Stockholder and Interested Party Communications with Directors
We provide the opportunity for our stockholders and other interested parties to communicate with any member, or all members, of our Board of Directors by mail. To communicate with our Board of Directors, correspondence should be addressed to our Board of Directors or any one or more individual directors or group or committee of directors by either name or title. All such correspondence should be sent to the following address:
The Board of Directors of Dividend Capital Diversified Property Fund Inc.
c/o Mr. Joshua J. Widoff, Managing Director, General Counsel and Secretary
518 Seventeenth Street, 17th Floor
Denver, Colorado 80202
All communications received as described above will be opened by our Secretary for the sole purpose of determining whether the contents constitute a communication to our directors. Any contents that are not in the nature of advertising, promotions of a product or service, or patently offensive material will be forwarded promptly to the director or directors to whom it is addressed. In the case of communications to our Board of Directors or to any group of directors, our Secretary will make sufficient copies of the contents to send to each addressee.

EXECUTIVE OFFICERS
The following table shows the names and ages of our current executive officers and the positions held by each individual. A description of the business experience of each individual for at least the past five years follows the table. All officers serve at the discretion of our Board of Directors.

Name	Age	Position
Dwight L. Merriman III	56	Managing Director, Chief Executive Officer
Rajat Dhanda	49	Managing Director, President
J. Michael Lynch	64	Managing Director, Office
Gregory M. Moran	44	Managing Director, Retail
M. Kirk Scott	39	Managing Director, Chief Financial Officer and Treasurer
Joshua J. Widoff	46	Managing Director, General Counsel and Secretary
Dwight L. Merriman III has served as our Managing Director and Chief Executive Officer since April 2017. Mr. Merriman also currently serves as Head of Real Estate for Black Creek Group responsible for the oversight of the investment process for industrial, office, retail and multi-family investments. Mr. Merriman has served as Managing Director since April 2017 and as the Chief Executive Officer and as a member of the board of directors of IPT, a non-traded REIT that is sponsored by an affiliate of our Sponsor, since January 2013; a member of the board of managers of Industrial Property Advisors LLC, the advisor to IPT, since January 2013; a member of the board of managers of Industrial Income Advisors LLC, the former advisor to IIT, a former non-traded REIT that was sponsored by an affiliate of our Sponsor, since March 2010; Chief Executive Officer and a member of the board of directors of ILT, a non-traded REIT that is sponsored by an affiliate of our Sponsor, since November 2014; and as a member of the board of managers of ILT Advisor LLC, the advisor to ILT, since November 2014. Mr. Merriman also served as a member of the board of directors and as the Chief Executive Officer of IIT, from February 2011 until November 2015. Mr. Merriman also has served as Managing Director since April 2017 and as the Chief Executive Officer and as a member of the board of trustees of DC Liquidating Trust since November 2015.
Mr. Merriman has over 30 years of real estate investment and development experience. Mr. Merriman served from September 2007 through March 2010 as a Managing Director and the Chief Investment Officer of Stockbridge Capital Group LLC (“Stockbridge”), a real estate investment management company based in San Francisco, California, which had more than $3 billion in real estate under management. While with Stockbridge, Mr. Merriman served as a member of its investment and management committees, and was responsible for coordinating the investment activities of the company. From May 2000 to September 2007, Mr. Merriman was a Managing Director of RREEF Funds (“RREEF”) a real estate investment management company, in charge of RREEF’s development and value-added investment opportunities in North America. While at RREEF, he served on the investment committee and was involved in approving approximately $5 billion in commercial real estate transactions, and he started CalSmart, a $1.2 billion value-added real estate investment fund with the California Public Employees’ Retirement System. Prior to joining RREEF in 2000, Mr. Merriman served for approximately five years as a Managing Director at CarrAmerica Realty Corporation, where he was responsible for the company’s acquisition, development and operations activities in Southern California and Utah. Prior to that, he spent 11 years with the Los Angeles development firm of Overton, Moore & Associates, where he was responsible for developing industrial and office property throughout Southern California. Mr. Merriman received a B.S. in Business Administration from the University of Southern California and an M.B.A. from the Anderson School at the University of California at Los Angeles. Mr. Merriman is a member of the Urban Land Institute.
Raj Dhanda has served as our Managing Director and President since April 2017. Mr. Dhanda is also a member of the Advisor’s Investment Committee. He currently serves as President of Black Creek Group, U.S., responsible for the oversight of distribution, marketing, product development, operations and legal functions. Prior to joining Black Creek Group, Mr. Dhanda spent 26 years at Morgan Stanley, leading key divisions of their institutional and Wealth Management platforms, while also serving on the firm’s Management and Risk Committee for his last eight years. Most recently, he was head of Investment Products and Services in Wealth Management, responsible for all of the products distributed by Morgan Stanley’s financial advisors. In this capacity, he worked closely with the firm’s financial advisors and third party asset managers to design and distribute products offering a breadth of investment solutions. In addition, as a member of the division’s Executive and Operating Committees, Mr. Dhanda worked to develop strategies for the changing regulatory environment and the opportunities that technology and data offer today in the wealth management channels. Mr. Dhanda holds a BA in both Business Economics as well as Organizational Behavior & Management from Brown University.

J. Michael Lynch has served as our Managing Director, Office since April 2017. Mr. Lynch served as our President from July 2013 to April 2017. Mr. Lynch has over 30 years of real estate development and investment experience. Prior to joining us, Mr. Lynch served as Chief Investment Officer of Arden Realty, Inc., a GE Capital Real Estate Company, from May 2007 to June 2013. While with Arden Realty, Mr. Lynch oversaw capital market activities for a $4.5 billion office and industrial portfolio and led a team responsible for approximately $2 billion in acquisition and disposition activity. From May 2004 to March 2007, he served as Senior Vice President of Investments for Equity Office Properties Trust. While at Equity Office Properties Trust, Mr. Lynch managed office investment activity in major cities in the Western U.S. and development activity throughout the U.S. and completed transactions valued at over $1.5 billion of core and core-plus properties.
Mr. Lynch serves as an Advisory Board member for American Homes 4 Rent. Mr. Lynch received his Bachelor of Science Degree in Economics, cum laude, from Mount Saint Mary’s College and his Master’s Degree in Architecture from Virginia Polytechnic Institute.
Gregory M. Moran has served as Managing Director, Retail since April 2017 and previously served as Executive Vice President from July 2013 to April 2017. Mr. Moran also has served as a Vice President of Investments of Dividend Capital Group LLC and Dividend Capital Total Advisors Group LLC since August 2005. Mr. Moran has been an active participant in the institutional real estate community since 1998. From December 2001 through July 2005, Mr. Moran was a Portfolio Manager in the Real Estate Investment Group for the Public Employees’ Retirement Association of Colorado where he was directly involved in the ongoing management of a global real estate investment portfolio with over $2 billion of invested equity. Mr. Moran was responsible for sourcing and underwriting new investment opportunities, ongoing asset management of existing portfolio investments and relationship management for over a dozen joint venture partners and advisors of the fund. From September 1998 through December 2001, Mr. Moran worked in the Capital Markets Group at Sonnenblick Goldman Company, most recently as a Vice President. During this time, Mr. Moran was responsible for raising and structuring debt and equity investments in commercial real estate projects on behalf of public and private real estate investment companies. Mr. Moran received his Bachelor’s Degree in Business Administration and Master’s Degree in Professional Accounting from the University of Texas at Austin — McCombs School of Business. He is also a CFA Charterholder, and a member of the CFA Institute, Urban Land Institute and Pension Real Estate Association.
M. Kirk Scott has served as our Managing Director since April 2017, our Chief Financial Officer and Treasurer since April 2009 and currently serves as the Chairman of the NAV Committee. Previously, Mr. Scott served as our Vice President and Controller from April 2008 to September 2011. Since joining us in April 2008, Mr. Scott has overseen and developed investor and lender relations, NAV policies and procedures, finance, financial reporting, accounting, budgeting, forecasting, internal audit, securities and tax compliance and other related areas of responsibilities. Prior to joining us in 2008, Mr. Scott was Controller of Denver-based NexCore Group, a fully-integrated real estate development and operating company primarily focused within the medical office sector that, at the time, had developed or acquired over 4.7 million square feet of facilities. Within his capacity as Controller, Mr. Scott directed and oversaw the accounting, financial reporting and compliance, budgeting, forecasting and investor relation functions for the NexCore Group. From 2002 until 2006, Mr. Scott was Assistant Controller at Dividend Capital Group LLC and DCT Industrial Trust Inc. (NYSE: DCT) during that company’s growth from inception to more than $2 billion in assets under management where he was responsible for establishing the organization’s accounting and financial reporting function including compliance with the rules and regulations of the Commission, FINRA, the Internal Revenue Service and various state blue sky laws. Prior thereto, Mr. Scott was an auditor with KPMG focused on various real estate assignments. Mr. Scott holds a Bachelor’s Degree in Accounting, cum laude, from the University of Wyoming.

Joshua J. Widoff has served as our Managing Director since April 2017 and our General Counsel and Secretary since October 2010. Mr. Widoff served as Executive Vice President from October 2010 to April 2017 and served as Senior Vice President, Secretary and General Counsel from September 2007 to October 2010. Mr. Widoff has served as Managing Director of IPT since April 2017 and as General Counsel and Secretary of IPT since September 2012, and he previously served as an Executive Vice President of IPT from September 2012 to April 2017. Mr. Widoff has served as Executive Vice President, General Counsel and Secretary of ILT since November 2014. Mr. Widoff has served as Managing Director of DC Liquidating Trust since April 2017 and as General Counsel and Secretary of DC Liquidating Trust since November 2015, and he previously served as an Executive Vice President of DC Liquidating Trust from November 2015 to April 2017. Mr. Widoff also served as the Senior Vice President, General Counsel and Secretary from May 2009 until December 2013, and as the Executive Vice President, General Counsel and Secretary of IIT from December 2013 until the sale of IIT in November 2015. He has also served as a Managing Director of Black Creek Group LLC, a Denver-based private equity real estate firm, since September 2007, and as Executive Vice President of Dividend Capital Group LLC since October 2010. Prior to joining us in September 2007, Mr. Widoff was a partner from October 2002 to July 2007 at the law firm of Brownstein Hyatt Farber Schreck, P.C., where he was active in the management of the firm, serving as chairman of both the firm’s Associate and Recruiting Committees and overseeing an integrated team of attorneys and paralegals servicing clients primarily in the commercial real estate business. During more than a dozen years of private practice, he managed transactions involving the acquisition, development, leasing, financing and disposition of various real estate assets, including vacant land, apartment and office buildings, hotels, casinos, industrial/warehouse facilities and shopping centers. He also participated in asset and stock acquisition transactions, convertible debt financings, private offerings and complex joint venture negotiations. Mr. Widoff served as general business counsel on a variety of contract and operational issues to a wide range of clients in diverse businesses. Mr. Widoff currently serves as a Vice-Chair and Commissioner for the Denver Urban Renewal Authority. Mr. Widoff received his Bachelor’s Degree from Trinity University in Texas and his Juris Doctor Degree from the University of Colorado School of Law.

COMPENSATION OF DIRECTORS AND EXECUTIVE OFFICERS
Compensation of Directors
We pay each of our independent directors $8,750 per quarter plus $2,000 for each regular Board of Directors meeting attended in person, $1,000 for each regular Board of Directors meeting attended by telephone, and $2,000 for each committee meeting and each special Board of Directors meeting attended in person or by telephone. We also pay the chairman of the Audit Committee an annual retainer of $7,500 (prorated for a partial term). All directors receive reimbursement of reasonable out-of-pocket expenses incurred in connection with attending Board meetings. If a director is also one of our officers, we will not pay additional compensation for services rendered as a director. The amount and form of compensation payable to our independent directors for their service to us is determined by our independent directors, based upon recommendations from our Advisor. Certain of our executive officers may, in their capacities as officers and/or employees our Advisor, participate in recommending compensation for our directors.
RSU Awards
In addition, at each annual meeting of stockholders the independent directors will automatically, upon election, receive an award (“Annual Award”), pursuant to either the Equity Incentive Plan or the Secondary Plan (each as defined below under “Equity Incentive Plans”), of $10,000 in restricted stock units (“RSUs”) with respect to Class I shares of our common stock, with the number of RSUs based on the NAV per Class I share as of the end of the day of the annual meeting. Independent directors appointed after an annual meeting will, upon appointment, receive a pro rata Annual Award, with the number of RSUs based on the Class I NAV as of the end of the day of appointment and reflecting the number of days remaining until the one-year anniversary of the prior annual meeting of stockholders (or, if earlier and if scheduled as of the day of appointment, the date of the next scheduled annual meeting of stockholders).
RSUs will vest if and when the director completes the term for which he or she was elected/appointed. Unvested awards will also vest in the event of death or disability of the director or upon a change of control of our company. Unvested awards will be forfeited if the director’s term in office terminates prematurely for any other reason. The directors may elect to defer settlement of vested awards in shares pursuant to Section 409A of the Code.
The following table sets forth information concerning the compensation of our independent directors for the year ended December 31, 2016:

Name	Fees Earned or Paid in Cash	Stock Awards (1)	Total
Charles B. Duke	$94,125	$10,496	$104,621
Daniel J. Sullivan	85,750	10,496	96,246
John P. Woodberry	76,750	10,496	87,246
Total	$256,625	$31,488	$288,113

(1)
Includes (i) the amortized portion of an Annual Award which was made on June 25, 2015 to each independent director then in office and fully vested on June 23, 2016, with the number of RSUs based on the Class I NAV as of the end of the day on June 25, 2015 (“2015 Director RSU Grant”), (ii) the amortized portion of an Annual Award which was made on June 23, 2016 to each independent director then in office and will fully vest on June 23, 2017, with the number of RSUs based on the Class I NAV as of the end of the day on June 23, 2016, and (iii) the dividend equivalents related to the 2015 Director RSU Grant, which was accrued over the one-year period between June 25, 2015 and June 23, 2016 and fully vested on June 23, 2016, the date the 2015 Director RSU Grant fully vested.

Executive Compensation
Compensation Discussion and Analysis
Because our advisory agreement provides that our Advisor assumes principal responsibility for managing our affairs, we have no employees, and our executive officers, in their capacities as such, do not receive compensation from us, nor do they work exclusively on our affairs. In their capacities as officers or employees of our Advisor or its affiliates, they devote such portion of their time to our affairs as is required for the performance of the duties of our Advisor under the advisory agreement. The compensation received by our executive officers is not paid or determined by us, but rather by an affiliate of the Advisor based on all of the services provided by these individuals. See “Certain Relationships and Related Party Transactions” below for a summary of the fees and expenses payable to our Advisor and its affiliates.

Compensation Committee Report
We do not currently have a Compensation Committee, however, our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. Our independent directors have reviewed and discussed the Compensation Discussion and Analysis above with management. Based on the independent directors’ review of the CD&A and their discussions of the CD&A with management, the independent directors recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in this Proxy Statement.

INDEPENDENT DIRECTORS:

Charles B. Duke Daniel J. Sullivan John P. Woodberry
The foregoing report shall not be deemed to be “soliciting material” or incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended (the “Securities Act”), or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and shall not otherwise be deemed filed under such Acts.
Compensation Committee Interlocks and Insider Participation
We do not currently have a Compensation Committee, however, we intend that our Compensation Committee, if formed, would be comprised entirely of independent directors. In lieu of a formal Compensation Committee, our independent directors perform an equivalent function. None of our independent directors served as one of our officers or employees or as an officer or employee of any of our subsidiaries during the fiscal year ended December 31, 2016, or formerly served as one of our officers or as an officer of any of our subsidiaries. In addition, during the fiscal year ended December 31, 2016, none of our executive officers served as a director or member of a compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire Board of Directors) of any entity that has one or more executive officers or directors serving as a member of our Board of Directors.
We do not expect that any of our executive officers will serve as a director or member of the compensation committee of any entity whose executive officers include a member of our Compensation Committee, if formed.
Equity Incentive Plans
Second Amended and Restated Equity Incentive Plan
On March 12, 2015, our Board of Directors adopted the Second Amended and Restated Equity Incentive Plan (the “Equity Incentive Plan”). The Equity Incentive Plan was approved by our stockholders on June 23, 2015. The Equity Incentive Plan provides for the granting of cash-based awards and stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units to our employees (if we have any in the future), our independent directors, employees of the Advisor or its affiliates, other advisors and consultants of ours and of the Advisor selected by the plan administrator for participation in the Equity Incentive Plan, and any prospective director, officer, employee, consultant, or advisor of the Company and the Advisor. Any such stock-based awards, including stock options, stock appreciation rights, restricted stock, and stock units will provide for exercise prices, where applicable, that are not less than the fair market value of shares of our common stock on the date of the grant.
Our Board of Directors administers the Equity Incentive Plan as the plan administrator, with sole authority to select participants, determine the types of awards to be granted and determine all the terms and conditions of the awards, including whether the grant, vesting or settlement of awards may be subject to the attainment of one or more performance goals. No awards will be granted under the Equity Incentive Plan if the grant, vesting and/or exercise of the awards would jeopardize our status as a real estate investment trust for tax purposes or otherwise violate the ownership and transfer restrictions imposed under our charter. Unless determined by the plan administrator, no award granted under the Equity Incentive Plan will be transferable except through the laws of descent and distribution.

An aggregate maximum of 5.0 million shares of our common stock may be issued upon grant, vesting or exercise of awards under the Equity Incentive Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Equity Incentive Plan. In addition, to any individual in any single calendar year no more than 200,000 shares may be made subject to stock options or stock appreciation rights under the Equity Incentive Plan and no more than 200,000 shares may be made subject to other stock-based awards under the Equity Incentive Plan. Further, no more than $1.0 million may be paid under a cash-based award to any individual in a single calendar year. If any shares subject to an award are forfeited or cancelled, or if an award is settled in cash, terminates unearned or expires, in each case, without a distribution of shares, the shares with respect to such award shall, to the extent of any such forfeiture, cancellation, cash settlement, termination or expiration, again be available for awards under the Equity Incentive Plan. By contrast, if shares are surrendered or withheld as payment of the exercise price of an award or withholding taxes in respect of an award, the shares with respect to such award shall, to the extent of any such surrender or withholding, no longer be available for awards under the Equity Incentive Plan. In the event of certain corporate transactions affecting our common stock, such as, for example, a reorganization, recapitalization, merger, spin-off, split-off, stock dividend or extraordinary dividend, our Board of Directors will have the sole authority to determine whether and in what manner to equitably adjust the number and type of shares and the exercise prices applicable to outstanding awards under the plan, the number and type of shares reserved for future issuance under the plan, and, if applicable, performance goals applicable to outstanding awards under the plan. Fractional shares that result from any adjustment will be disregarded.
Under the Equity Incentive Plan, the plan administrator will determine the treatment of awards in the event of a change in our control. The Equity Incentive Plan will automatically expire on March 12, 2025, unless earlier terminated by our Board of Directors. Our Board of Directors may terminate the Equity Incentive Plan at any time. The expiration or other termination of the Equity Incentive Plan will have no adverse impact on any award that is outstanding at the time the Equity Incentive Plan expires or is terminated without the consent of the holder of the outstanding award. Our Board of Directors may amend the Equity Incentive Plan at any time, but no amendment will adversely affect any award on a retroactive basis without the consent of the holder of the outstanding award, and no amendment to Equity Incentive Plan will be effective without the approval of our stockholders if such approval is required by any law, regulation or rule applicable to the Equity Incentive Plan. The same is true for any amendment to remove the prohibition on repricing. No amendment will be made that could jeopardize the status of the Company as a REIT under the Code.
Secondary Equity Incentive Plan
On March 12, 2015, the Board of Directors also adopted the Amended and Restated Secondary Equity Incentive Plan (the “Secondary Plan”). The Secondary Plan was approved by our stockholders on June 23, 2015. The Secondary Plan is substantially similar to the Equity Incentive Plan, except that under the Secondary Plan, an eligible participant is any person, trust, association or entity to which the plan administrator desires to grant an award. An aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards under the Secondary Plan, although the Board of Directors, to date, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under the Secondary Plan.
The following table gives information regarding our equity incentive plans as of December 31, 2016.

	Equity Compensation Plans Information
Plan Category	Number of Securities To Be Issued Upon Exercise of Outstanding Options, Warrants, and Rights		Weighted-Average Exercise Price of Outstanding Options, Warrants, and Rights (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (2)
Equity compensation plans approved by security holders	$4,055	(3)	$—	1,886,079
Equity compensation plans not approved by security holders	—		—	1,988,715
Total / Weighted Average	$4,055		$—	3,874,794

(1)
RSUs with respect to Class I shares of our common stock that were granted to our independent directors and had not been settled as of December 31, 2016, are included in the number of securities to be issued upon exercise of outstanding options, warrants, and rights but are not reflected in the weighted-average exercise price of outstanding options, warrants, and rights.

(2)
We have two equity incentive plans. Under each plan, an aggregate maximum of 5.0 million shares may be issued upon grant, vesting or exercise of awards, although the Board of Directors, as of December 31, 2016, has only authorized and reserved for issuance a total of 2.0 million shares of our common stock under each plan.

(3)	As of December 31, 2016, includes 4,055 RSUs with respect to Class I shares of our common stock that were granted to our independent directors and had not yet vested.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table shows, as of April 15, 2017, the amount of each class of our common stock beneficially owned (unless otherwise indicated) by (i) any person who is known by us to be the beneficial owner of more than five percent of the outstanding shares of such class, (ii) our directors, (iii) our executive officers, and (iv) all of our directors and executive officers as a group.
Unless otherwise indicated below, each person or entity has an address in care of our principal executive offices at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.

Name and Address of Beneficial Owner (1)	Amount and Nature of Beneficial Ownership		Percent of Common Stock of Applicable Class
Dividend Capital Total Advisors LLC (2)	20,000	Class E shares	*
	100,605	Class I shares	*
John A. Blumberg (Director) (2)	20,000	Class E shares	*
	36,822	Class I shares	*
Charles B. Duke (Independent Director)	3,640	Class I shares	*
Richard D. Kincaid (Chairman and Director)	60,759	Class I shares	*
Daniel J. Sullivan (Independent Director)	3,866	Class I shares	*
John P. Woodberry (Independent Director)	8,640	Class I shares	*
Dwight L. Merriman III (Managing Director, Chief Executive Officer)	—	Class I shares	*
Rajat Dhanda (Managing Director, President)	—	Class I shares	*
J. Michael Lynch (Managing Director, Office)	60,511	Class I shares	*
M. Kirk Scott (Managing Director, Chief Financial Officer and Treasurer)	37,353	Class I shares	*
Joshua J. Widoff (Managing Director, General Counsel and Secretary)	17,143	Class I shares	*
Gregory M. Moran (Managing Director, Retail)	3,707	Class I shares	*
Beneficial ownership of Common Stock by all directors and executive officers as a group (11 persons) (2)	20,000	Class E shares	*
	333,046	Class I shares	1.0%

*	Less than 1%.

(1)
Except as otherwise indicated below, each beneficial owner has the sole power to vote and dispose of all common stock held by that beneficial owner. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. Common stock issuable pursuant to options, to the extent such options are exercisable within 60 days, is treated as beneficially owned and outstanding for the purpose of computing the percentage ownership of the person holding the option, but is not treated as outstanding for the purpose of computing the percentage ownership of any other person.

(2)
Our Advisor and the parent of our Advisor are presently each directly or indirectly controlled by one or more of the following and/or their affiliates: John A. Blumberg, James R. Mulvihill, and Evan H. Zucker. With respect to Mr. Blumberg, the number of Class E shares listed consists solely of 20,000 Class E shares held by our Advisor. This disclosure shall not be construed as an admission that Mr. Blumberg is, for any purpose, the beneficial owner of such shares. The Advisor may not sell these 20,000 Class E shares while it remains our advisor, but may transfer the shares to one of its affiliates.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Exchange Act requires our directors, our officers, and certain beneficial owners, or, collectively, reporting persons, to file reports of holdings and transactions in our shares of common stock with the Commission. To our knowledge, based solely on review of copies of such reports, during the year ended December 31, 2016, all of such reporting persons complied with all Section 16(a) filing requirements applicable to them.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS
Proposed Restructuring
Our Board of Directors is currently considering changes to, among other things, our agreements with our Advisor and Dividend Capital Securities LLC, the dealer manager for our ongoing offering (the “Dealer Manager”) in connection with a proposed restructuring of our ongoing public offering. For more information, please see “Proposal No. 3 – Amendment of our Charter to Restructure our Share Classes” in this Proxy Statement.
The Advisory Agreement
We rely on our Advisor to manage our day-to-day activities and to implement our investment strategy. We, Dividend Capital Total Operating Partnership LP (the “Operating Partnership”), and our Advisor are party to a Tenth Amended and Restated Advisory Agreement, dated as of June 23, 2016 and effective as of June 30, 2016, which we refer to herein as the “Advisory Agreement”. On June 23, 2016, we, the Operating Partnership and our Advisor agreed to renew the Advisory Agreement for an additional one-year term expiring June 30, 2017. The current term of the Advisory Agreement is one year and expires on June 30 of each calendar year, subject to renewals by our Board of Directors for an unlimited number of successive one-year periods. We currently expect that it will be renewed for another one year term after the current term expires. Our officers and our interested directors are all employees or principals of our Advisor. Our Advisor is presently directly or indirectly majority owned, controlled, and/or managed by John A. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.
Under the terms of the Advisory Agreement, our Advisor uses its best efforts, subject to the oversight, review, and approval of the Board of Directors, to perform the following:

●	Participate in formulating an investment strategy and asset allocation framework consistent with achieving our investment objectives;

●	Assist our Board of Directors in developing, overseeing, implementing, and coordinating our daily net asset value (“NAV”) procedures;

●	Provide information about our properties and other assets and liabilities to the independent valuation firm and other parties involved in determining our daily NAV;

●
Research, identify, review, and recommend to our Board of Directors for approval real property and real estate-related acquisitions and dispositions consistent with our investment policies and objectives;

●	Structure the terms and conditions of transactions pursuant to which acquisitions and dispositions of real properties and real estate-related investments will be made;

●	Actively oversee and manage our real property and real estate-related investment portfolios for purposes of meeting our investment objectives;

●	Manage our day-to-day affairs, including financial accounting and reporting, investor relations, marketing, informational systems, and other administrative services on our behalf;

●	Select joint venture partners and product specialists, structure corresponding agreements, and oversee and monitor these relationships; and

●	Arrange for financing and refinancing of our assets.
The independent directors will evaluate the performance of our Advisor before renewing the Advisory Agreement. The Advisory Agreement may be terminated:

●	Immediately by us for “cause” (as defined in the Advisory Agreement) or upon the bankruptcy of our Advisor;

●	Without cause or penalty by a majority of our independent directors upon 60 days’ written notice; or

●	With “good reason” (as defined in the Advisory Agreement) by our Advisor upon 60 days’ written notice.
In the event of the termination of the Advisory Agreement, our Advisor will cooperate with us and take all reasonable steps requested to assist our Board of Directors in making an orderly transition of the advisory function. Before selecting a successor advisor, our Board of Directors must determine that any successor advisor possesses sufficient qualifications to perform the advisory function and to justify the compensation it would receive from us.

Compensation to our Advisor
Our Advisor and its affiliates are paid fees and reimbursed certain expenses in connection with services they provide to us. In the event the Advisory Agreement is terminated, our Advisor will be paid all accrued and unpaid fees and expense reimbursements earned prior to the date of termination. We will not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates are entitled to compensation in the form of a separate fee. Our Advisor may also, directly or indirectly (including, without limitation, through us or our subsidiaries), receive fees from our joint venture partners or co-owners of our properties for services provided to them with respect to their proportionate interests. Fees received from joint venture partners or co-owners of our properties and paid, directly or indirectly (including without limitation, through us or our subsidiaries), to our Advisor may be more or less than similar fees that we pay to our Advisor pursuant to the Advisory Agreement.
The following table summarizes all of the compensation and fees, including reimbursement of expenses, that are payable by us to our Advisor.

● Advisory Fees — Advisor
In consideration for the asset management services it provides on our behalf, we pay our Advisor an advisory fee equal to: (1) a fixed component that accrues daily in an amount equal to 1/365th of 1.15% of (a) the “Aggregate Fund NAV” (defined as the aggregate NAV of our Class E shares, Class A shares, Class W shares, and Class I shares, along with the OP Units in our Operating Partnership held by third parties) for such day and (b) the consideration received by us or our affiliate for selling beneficial interests in specific Delaware statutory trusts to third party investors (“DST Properties”), net of upfront fees and expense reimbursements payable out of gross sale proceeds from the sale of such interests, which is payable monthly in arrears, and (2) a performance component calculated on the basis of the overall non-compounded investment return provided to holders of “Fund Interests” (defined as our Class E shares, Class A shares, Class W shares, and Class I shares, along with the OP Units in our Operating Partnership held by third parties) such that our Advisor receives 25% of the overall return in excess of 6%; provided that in no event may the performance component exceed 10% of the overall return for such year, and subject to certain other limitations.

In addition, we pay our Advisor a fee of 1.0% of the total consideration we receive upon the sale of real property assets, excluding DST Properties.

Further, for providing a substantial amount of services in connection with the sale of a property (excluding DST Properties), as determined by a majority of our independent directors, we pay our Advisor up to 50.0% of the reasonable, customary, and competitive commission paid for the sale of a comparable real property, provided that such amount shall not exceed 1.0% of the contract price of the property sold and, when added to all other real estate commissions paid to unaffiliated parties in connection with the sale, may not exceed the lesser of a competitive real estate commission or 6.0% of the sales price of the property.

● Expense Reimbursement — Advisor
Subject to certain limitations, we reimburse our Advisor for all of the costs it incurs in connection with the services it provides to us, including, without limitation, our allocable share of our Advisor’s overhead, which includes but is not limited to our Advisor’s rent, utilities, and personnel costs, as well as a portion of the compensation payable to our principal executive officer and our principal financial officer. We do not reimburse our Advisor or its affiliates for services for which our Advisor or its affiliates are entitled to compensation in the form of a separate fee.

● Issuer Organization and Offering Expense Reimbursement — Advisor or its affiliates, including our Dealer Manager
We pay directly, or reimburse our Advisor and our Dealer Manager if they pay on our behalf, any organization and offering expenses (other than selling commissions, the dealer manager fee, distribution fees, the primary dealer fee, supplemental fees and commissions, and certain other amounts) as and when incurred. After the termination of the current primary offering and again after termination of the offering under our distribution reinvestment plan, our Advisor has agreed to reimburse us to the extent that total cumulative organization and offering expenses (including selling commissions, the primary dealer fee, the dealer manager fee, and distribution fees) that we incur exceed 15% of our gross proceeds from the applicable offering.

● Additional Underwriting Compensation – our Dealer Manager or our Advisor
We pay directly, or reimburse our Advisor and our Dealer Manager if they pay on our behalf, certain additional items of underwriting compensation including legal fees of our Dealer Manager, reimbursements for customary travel, lodging, meals and reasonable entertainment expenses of registered persons associated with our Dealer Manager, the cost of educational conferences held by us, including costs reimbursement for registered persons associated with our Dealer Manager and registered representatives of participating broker-dealers to attend educational conferences sponsored by us, attendance fees and costs reimbursement for registered persons associated with our Dealer Manager to attend seminars conducted by participating broker-dealers, and promotional items. In addition to this additional underwriting compensation, our Advisor may also pay our Dealer Manager additional amounts to fund certain of our Dealer Manager’s costs and expenses related to the distribution of this offering, which will not be reimbursed by us. Also, our Dealer Manager may pay supplemental fees or commissions to participating broker-dealers and servicing broker-dealers with respect to Class I shares sold in the primary offering, which will not be reimbursed by us.

Property Management Agreement
On June 23, 2016, we and Dividend Capital Property Management LLC (the “Property Manager”) agreed to terminate the property management agreement dated January 9, 2006, with the Property Manager (the “Property Management Agreement”) as no services were being provided by the Property Manager under the Property Management Agreement. The Property Manager waived the notice period for termination so that the Property Management Agreement terminated immediately.
Dealer Manager Agreement
We entered into a dealer manager agreement dated July 12, 2012, or the “Prior Dealer Manager Agreement,” with our Dealer Manager in connection with our “best efforts” offering of Class A, Class W and Class I shares of our common stock pursuant to a Registration Statement on Form S-11 (Reg. No. 333-175989) (the “Prior Offering”). Pursuant to the Prior Dealer Manager Agreement, our Dealer Manager served as the dealer manager for the Prior Offering. Our Dealer Manager is an entity related to our Advisor and a member firm of FINRA.
Under the Prior Dealer Manager Agreement, our Dealer Manager provided certain sales, promotional, and marketing services to us in connection with the distribution of the shares of common stock offered pursuant to our Prior Offering prospectus. Pursuant to the Prior Dealer Manager Agreement, we paid our Dealer Manager a sales commission of up to 3.0% of the NAV per Class A share sold in the primary offering, subject to the reduction of the sales commission in certain circumstances, and a distribution fee which accrued daily in an amount equal to 1/365th of 0.50% of the amount of our NAV per share for our Class A shares for such day. We also paid our Dealer Manager a dealer manager fee which accrued daily in an amount equal to 1/365th of 0.60% of our NAV per share for each of our Class A and Class W shares and in an amount equal to 1/365th of 0.10% of our NAV per share for our Class I shares for such day. We will continue paying such dealer manager fees and distribution fee with respect to shares sold in the Prior Offering until the earlier to occur of the following: (i) a listing of the class of such shares on a national securities exchange, (ii) following the completion of the Prior Offering, total underwriting compensation in the Prior Offering equaling 10% of the gross proceeds from the primary portion of the Prior Offering, or (iii) such shares no longer being outstanding. The sales commissions, distribution fees, and dealer manager fees may all be reallowed to participating broker dealers who are members of FINRA. Our Dealer Manager may also receive a portion of the organization and offering expense reimbursement amounts described above under “— Compensation to our Advisor”. Our Dealer Manager is presently directly or indirectly majority owned by John A. Blumberg, James R. Mulvihill, Evan H. Zucker, and/or their affiliates.
Pursuant to an amendment to our Prior Dealer Manager Agreement entered into on May 31, 2013, from time to time we could agree to pay our Dealer Manager a primary dealer fee in the amount of up to 5.0% of the gross proceeds raised from the sale of Class I shares in the primary portion of the Prior Offering, provided that the total gross proceeds raised with respect to which the primary dealer fee could apply could not exceed $300,000,000. Pursuant to this amendment, our Dealer Manager retained 0.5% of such gross proceeds and reallowed the remainder of the primary dealer fee to the participating broker-dealers involved in selling such Class I shares based on the portion of the gross proceeds raised from their customers. The primary dealer fee is considered underwriting compensation (as defined in accordance with, and subject to the underwriting compensation limits of, applicable FINRA rules).
On September 16, 2015, the Company entered into a Second Amended and Restated Dealer Manager Agreement (the “Second Amended Dealer Manager Agreement”) with our Dealer Manager in connection with our “best efforts” offering of up to $1,000,000,000 of the Company’s Class A, Class W and Class I shares of our common stock pursuant to a Registration Statement on Form S-11 (Reg. No. 333-197767) (the “Follow-On Offering”). Pursuant to the Second Amended Dealer Manager Agreement, our Dealer Manager serves as the dealer manager for the Follow-On Offering.

The Second Amended Dealer Manager Agreement is an amendment and restatement of the Prior Dealer Manager Agreement. The purpose of the Second Amended Dealer Manager Agreement is to engage our Dealer Manager with respect to the Follow-On Offering while still paying dealer manager fees and distribution fees with respect to the Prior Offering. As amended, the Second Amended Dealer Manager Agreement may be made to apply to future offerings by naming them in a schedule to the agreement, with the consent of the Company and our Dealer Manager. Pursuant to the Second Amended Dealer Manager Agreement, we pay (i) selling commissions on Class A shares sold in the primary offering of up to 3.0% of the public offering price per share, (ii) a dealer manager fee which accrues daily in an amount equal to 1/365th of 0.6% of our NAV per share of Class A and Class W shares outstanding and an amount equal to 1/365th of 0.1% of our NAV per share of Class I shares outstanding on such day on a continuous basis, and (iii) a distribution fee which accrues daily in an amount equal to 1/365th of 0.5% of our NAV per Class A share outstanding on such day on a continuous basis. Subject to FINRA limitations on underwriting compensation, we will continue to pay the dealer manager fee and distribution fee until the earlier to occur of the following: (i) a listing of the class of such shares on a national securities exchange or (ii) such shares no longer being outstanding.
Pursuant to the Second Amended Dealer Manager Agreement, from time to time we may agree to pay our Dealer Manager a primary dealer fee in the amount of up to 5.0% of the gross proceeds raised from the sale of Class I shares in the primary portion of the Follow-On Offering, provided that the total gross proceeds raised with respect to which the primary dealer fee will apply may not exceed $100,000,000. Pursuant to this agreement, our Dealer Manager retains 0.5% of such gross proceeds and reallows the remainder of the primary dealer fee to the participating broker-dealers involved in selling such Class I shares based on the portion of the gross proceeds raised from their customers. The primary dealer fee is considered underwriting compensation (as defined in accordance with, and subject to the underwriting compensation limits of, applicable FINRA rules).
On June 23, 2016, our Board of Directors increased the maximum amount of total gross proceeds raised with respect to which the primary dealer fee will apply to $150 million. Such amount is subject to further increase by our Board of Directors, in its discretion.
For the year ended December 31, 2016, we paid a primary dealer fee of $3.5 million with respect to $69.3 million of the total gross proceeds raised in our public offering. The maximum primary dealer fee we will pay our Dealer Manager pursuant to the Second Amended Dealer Manager Agreement is $7.5 million, although in the future we may enter into subsequent amendments to the Second Amended Dealer Manager Agreement to provide for additional primary dealer fee payments.
Compensation to our Advisor and its Affiliates
In connection with the commencement of the Prior Offering in 2012, we amended our Advisory Agreement with our Advisor to eliminate acquisition fees and tie the advisory fee earned by our Advisor to our NAV. In addition, our current advisory fees paid to our Advisor include a performance-based component for which our Advisor receives an additional fee equal to 25% of the total investment return to our Class A, W and I stockholders in a given year in excess of 6% as an incentive to reward sustainable total investment return performance to our stockholders. However, our Advisor will not receive a performance fee based on Class E shares until their NAV exceeds $10 per share. We designed the amended advisory fee structure to benefit stockholders by reducing day-to-day management fees paid to our Advisor, while incentivizing the Advisor to maximize stockholder value, whether or not new capital is raised.
The table below provides information regarding fees and expenses paid or payable to our Advisor, our Dealer Manager, and their affiliates in connection with their services provided to us. The table includes amounts incurred and payable for the years ended December 31, 2016 and 2015 (amounts in thousands).

	For the Year Ended December 31,
	2016	2015
Advisory fees (1)	$14,857	$17,083
Other reimbursements paid to our Advisor (2)	8,368	9,008
Other reimbursements paid to our Dealer Manager	396	441
Advisory fees related to the disposition of real properties	2,140	4,962
Development management fee (3)	31	88
Primary dealer fee (4)	3,465	2,540
Selling commissions	100	114
Dealer manager fees	381	258
Distribution fees	70	50
Total	$29,808	$34,544

(1)
Amounts reported for the years ended December 31, 2016 and 2015 include approximately $1.1 million, respectively, that we were not obligated to pay in consideration of the issuance of Company RSUs (as defined below) to our Advisor.

(2)
Other reimbursements paid to our Advisor for the years ended December 31, 2016 and 2015 include approximately $312,000 and $320,000, respectively, to reimburse a portion of the salary, bonus and benefits for our former principal executive officer, Jeffrey L. Johnson and approximately $424,000 and $555,000, respectively, to reimburse a portion of the salary, bonus and benefits for our principal financial officer, M. Kirk Scott, for services provided to us for which our Advisor does not otherwise receive a separate fee. The balance of such reimbursements are made up primarily of other general overhead and administrative expenses, including, but not limited to, allocated rent paid to both third parties and affiliates of our Advisor, equipment, utilities, insurance, travel and entertainment, and other costs.

(3)	Pursuant to our amended Advisory Agreement effective as of June 30, 2016, our Advisor will no longer receive a development management fee in exchange for providing development management services.

(4)
Amounts reported include primary dealer fees we paid to our Dealer Manager based on the gross proceeds raised by participating broker-dealers pursuant to certain selected dealer agreements. Of the primary dealer fee earned during the years ended December 31, 2016 and 2015, our Dealer Manager reallowed approximately $3.1 million and $2.3 million, respectively, to participating third-party broker-dealers and retained approximately $347,000 and $254,000, respectively.

Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and that such compensation is within the limits prescribed by our charter. The amount of granted restricted stock units (“Company RSUs”) is considered in the evaluation of the total compensation paid to the Advisor for services provided. Our independent directors also supervise the performance of our Advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are carried out. Our Board of Directors also reviews all of our general and administrative expenses on at least an annual basis, which includes certain amounts reimbursed by us to our Advisor.
Product Specialists
During the year ended December 31, 2012, our Advisor entered into a product specialist agreement with BCG TRT Advisors LLC (“BCG”), in connection with advisory services related to our investments in real estate securities assets. Pursuant to this agreement, a portion of the asset management fee that our Advisor receives from us related to real estate securities investments is reallowed to BCG in exchange for services provided. Approximately $37,000 was incurred related to services provided by BCG during the year ended December 31, 2016.
On April 6, 2017, our Advisor entered into a product specialist agreement with Industrial Property Advisors LLC (“IPT Advisor”) to provide acquisition and asset management services with respect to certain industrial properties. Pursuant to this agreement, IPT Advisor will be able to seek reimbursement from us for all of its expenses paid or incurred in connection with its acquisition services and will be paid an asset management fee out of the Advisor’s advisory fee. Unless sooner terminated by the Advisor or IPT Advisor, this agreement will terminate when we dispose of our last industrial property.
DST Program
In March 2016, we, through the Operating Partnership, initiated a program to raise capital in private placements exempt from registration under the Securities Act of 1933, as amended, through the sale of beneficial interests in specific Delaware statutory trusts holding real properties, including properties currently indirectly owned by the Operating Partnership (the “DST Program”). From 2006 through 2009, we, through our subsidiaries conducted similar private placement offerings of fractional interests in which we raised a total of $183.1 million in gross proceeds. These fractional interests were all subsequently acquired by the Operating Partnership in exchange for an aggregate of 17.7 million OP Units.
Under the DST Program, each private placement will offer interests in one or more real properties placed into one or more Delaware statutory trust(s) by the Operating Partnership or its affiliates (“DST Properties”). We anticipate that these interests may serve as replacement properties for investors seeking to complete like-kind exchange transactions under Section 1031 of the Code. Additionally, any interests sold to investors pursuant to such private placements will be leased-back by an indirect wholly owned subsidiary of the Operating Partnership on a long term basis of up to 29 years. The lease agreements are expected to be fully guaranteed by the Operating Partnership. Additionally, the Operating Partnership will retain a fair market value purchase option giving it the right, but not the obligation, to acquire the interests from the investors at a later time in exchange for OP Units.

In connection with the DST Program, in March 2016, Dividend Capital Exchange LLC (“DCX”), a wholly owned subsidiary of our taxable REIT subsidiary that is wholly owned by the Operating Partnership, entered into a dealer manager agreement with our Dealer Manager, pursuant to which the Dealer Manager agreed to conduct the private placements for interests reflecting an indirect ownership of up to $500 million of interests. DCX will pay certain up-front fees and reimburse certain related expenses to the Dealer Manager with respect to capital raised through any such private placements. DCX is obligated to pay the Dealer Manager a dealer manager fee of up to 1.5% of gross equity proceeds raised and a commission of up to 5% of gross equity proceeds raised through the private placements. The Dealer Manager may re-allow such commissions and a portion of such dealer manager fee to participating broker dealers.
In addition, we, or our subsidiaries, are obligated to pay directly or reimburse the Advisor and the Dealer Manager if they pay on our behalf, any organization and offering expenses (other than selling commissions and the dealer manager fee) as and when incurred. These expenses may include reimbursements for the bona fide due diligence expenses of participating broker-dealers, supported by detailed and itemized invoices, and similar diligence expenses of investment advisers, legal fees of the Dealer Manager, reimbursements for customary travel, lodging, meals and reasonable entertainment expenses of registered persons associated with the Dealer Manager, the cost of educational conferences held by us, including costs reimbursement for registered persons associated with the Dealer Manager and registered representatives of participating broker-dealers to attend educational conferences sponsored by us, and attendance fees and costs reimbursement for registered persons associated with the Dealer Manager to attend seminars conducted by participating broker-dealers and promotional items.
We intend to recoup the costs of the selling commissions and dealer manager fees described above through a purchase price “mark-up” of the initial estimated fair value of the DST Properties to be sold to investors, thereby placing the economic burden of these up-front fees on the investors purchasing such interests. In addition, to offset some or all of our organization and offering expenses associated with the private placements, we will add a purchase price mark-up of the estimated fair value of the DST Properties to be sold to investors in the amount of 1.5% of the gross equity proceeds. Collectively, these purchase price mark-ups total up to 8% of the gross equity proceeds raised in the private placements. Additionally, we will be paid, by investors purchasing interests, a non-accountable reimbursement equal to 1.0% of gross equity proceeds for real estate transaction costs that we expect to incur in selling or buying these Interests. Also, investors purchasing interests will be required to pay their own respective closing costs upon the initial sale of the interests.
DCX Manager LLC (the “DST Manager”), an affiliate of the Advisor, will be engaged to act as the manager of each Delaware statutory trust holding a DST Property. While the intention is to sell 100% of the interests to third parties, DCX may hold an interest for a period of time and therefore could be subject to the following description of fees and reimbursements paid to the DST Manager. The DST Manager will have primary responsibility for performing administrative actions in connection with the trust and any DST Property and has the sole power to determine when it is appropriate for a trust to sell a DST Property. The DST Manager will be entitled to the following payments from the trust: (i) a management fee equal to a stated percentage (e.g., 1.0%) of the gross rents payable to the trust, with such amount to be set on a deal-by-deal basis, (ii) a disposition fee of 1.0% of the gross sales price of any DST Property sold to a third party, and (iii) reimbursement of certain expenses associated with the establishment, maintenance and operation of the trust and DST Properties.
Additionally, the DST Manager or its affiliate may earn a 1.0% loan fee for any financing arrangement sourced, negotiated and executed in connection with the DST Program. This loan fee only is payable to the DST Manager by new investors that purchase interests and therefore is not paid by us or our affiliates. Furthermore, to the extent that the Operating Partnership exercises its fair market value purchase option to acquire the interests from the investors at a later time in exchange for OP Units, and such investors subsequently submit such OP Units for redemption pursuant to the terms of our Operating Partnership, a redemption fee of 1.5% of the amount otherwise payable to a limited partner upon redemption will be paid to an affiliate of our Sponsor.
Policies and Procedures for Conflict Resolution and Review of Related Party Transactions
We are subject to potential conflicts of interest arising out of our relationship with the Advisor and its affiliates. These conflicts may relate to compensation arrangements, the allocation of investment and leasing opportunities, the terms and conditions on which various transactions might be entered into by us and the Advisor or its affiliates and other situations in which our interests may differ from those of the Advisor or its affiliates. Our Board of Directors adopted conflicts of interest resolutions procedures.

Independent Directors
Our independent directors, acting as a group, will resolve potential conflicts of interest whenever they determine that the exercise of independent judgment by the Board of Directors or our Advisor or its affiliates could reasonably be compromised. However, the independent directors may not take any action which, under Maryland law, must be taken by the entire Board of Directors or which is otherwise not within their authority. The independent directors, as a group, are authorized to retain their own legal and financial advisors. Those conflict of interest matters that cannot be delegated to our independent directors, as a group, under Maryland law must be acted upon by both the Board of Directors and the independent directors. Our charter also contains certain requirements relating to Board and independent director approval of transactions between us, on the one hand, and our Advisor or any of its affiliates, on the other hand.
Compensation Involving the Advisor and its Affiliates
Our independent directors evaluate at least annually whether the compensation that we contract to pay to our Advisor and its affiliates is reasonable in relation to the nature and quality of services performed and to our investment performance and that such compensation is within the limits prescribed by our charter. Our independent directors supervise the performance of our Advisor and its affiliates and the compensation we pay to them to determine that the provisions of our compensation arrangements are being carried out.
Acquisitions Involving Affiliates and Other Related Entities
We will not purchase or lease real properties in which our Sponsor, our Advisor, any of our directors, or any of their respective affiliates has an interest without a determination by a majority of our directors not otherwise interested in the transaction (including a majority of our independent directors not otherwise interested in the transaction) that such transaction is fair and reasonable to us and at a price to us no greater than the cost of the property to our Sponsor, our Advisor, such director or such affiliate unless there is substantial justification for any amount that exceeds such cost and such excess amount is determined to be reasonable. In no event will we acquire any such property at an amount in excess of its appraised value. We will not sell or lease real properties to our Sponsor, our Advisor, any of our directors or any of their respective affiliates unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) determine that the transaction is fair and reasonable to us.
Mortgage Loans Involving Affiliates
Our charter prohibits us from investing in or making mortgage loans in which the transaction is with our Sponsor, our Advisor, our directors, or any of their respective affiliates unless an independent expert appraises the underlying property. We must keep the appraisal for at least five years and make it available for inspection and duplication by any of our stockholders. In addition, we must obtain a mortgagee’s or owner’s title insurance policy or commitment as to the priority of the mortgage or the condition of the title. Our charter prohibits us from making or investing in any mortgage loans that are subordinate to any lien or other indebtedness of our Sponsor, our Advisor, our directors, our officers or any of their affiliates.
Issuance of Options and Warrants to Certain Affiliates
Our charter prohibits the issuance of options or warrants to purchase our common stock to our Sponsor, our Advisor, our directors, or any of their respective affiliates (i) except on the same terms as such options or warrants are sold to the general public and (ii) in excess of an amount equal to 10% of our outstanding common stock on the date of grant.
Repurchase of Shares of Common Stock
Our charter prohibits us from paying a fee to our Sponsor, our Advisor, our directors, or any of their respective affiliates in connection with our repurchase or redemption of our common stock.
Loans and Expense Reimbursements Involving Affiliates
Except with respect to certain mortgage loans as described above or loans to wholly owned subsidiaries, we will not make any loans to our Sponsor, our Advisor or to our directors or any of their respective affiliates. In addition, we will not borrow from these parties unless a majority of the directors not otherwise interested in the transaction (including a majority of the independent directors not otherwise interested in the transaction) approve the transaction as being fair, competitive, and commercially reasonable, and no less favorable to us than comparable loans between unaffiliated parties. These restrictions on loans will only apply to advances of cash that are commonly viewed as loans, as determined by our Board of Directors. By way of example only, the prohibition on loans would not restrict advances of cash for legal expenses or other costs incurred as a result of any legal action for which indemnification is being sought, nor would the prohibition limit our ability to advance reimbursable expenses incurred by directors or our Advisor or its affiliates.

Voting of Shares of Common Stock
Under our charter, our Advisor, each director and any of their affiliates may not vote their shares of common stock regarding (i) the removal of any of the Advisor, our directors or any of their affiliates or (ii) any transaction between them and us.
Allocation of Industrial Leasing Opportunities
Our Sponsor and our Advisor have implemented lease allocation guidelines to assist with the process of the allocation of industrial leasing opportunities when we and certain other entities to which affiliates of the Advisor are providing certain advisory services have potentially competing properties with respect to a particular customer. Pursuant to the lease allocation guidelines, if we have an opportunity to bid on a lease with a prospective customer and one or more of these other entities has a potentially competing property, then, under certain circumstances, we may not be permitted to bid on the opportunity and in other circumstances, we and the other entities will be permitted to participate in the bidding process. The lease allocation guidelines are overseen by a joint management committee which includes certain representatives of our management team and other representatives associated with other entities to which affiliates of the Advisor are providing similar services.
Allocation of Investment Opportunities
Certain direct or indirect owners, managers, employees and officers of the Advisor are presently, and may in the future be, involved with other programs and business ventures and may have conflicts of interest in allocating their time, services, functions and investment opportunities among us and other real estate programs or business ventures that such direct or indirect owners, managers, employees and officers organize or serve. The Advisor has informed us that it will employ sufficient staff to be fully capable of discharging its responsibilities to us in light of the other real estate programs that from time to time will be advised or managed by its direct or indirect owners, managers, employees and officers. In the event that our investment objectives overlap with those of another such program and an opportunity is equally suitable for us and the other program, then the Advisor will utilize a reasonable allocation method to determine which investments are presented to our Board of Directors as opposed to the board of directors of such other program. Our Board of Directors, including the independent directors, has a duty to ensure that the method used by the Advisor for the allocation of investments by two or more programs sponsored or advised by affiliates of the Sponsor seeking to acquire similar types of investments shall be reasonable.
In light of the fact that IPT Advisor will be sourcing industrial real estate opportunities for us, IPT, ILT, the Build-to-Core Industrial Partnership I LP, a joint venture with respect to which IPT indirectly owns a general partner and limited partner interest (the “BTC Fund”) and other funds or investment vehicles advised by affiliates of the Sponsor or the Advisor with capital available to invest (the “Applicable Vehicles”), we have agreed that to the extent a potential investment meets the current investment strategy, including portfolio objectives, diversification goals, return requirements and investment timing, for both us and another Applicable Vehicle, such investment shall be allocated by the IPT Advisor among the Applicable Vehicles on a rotational basis that the Sponsor and its affiliates determine to be fair and reasonable to the Applicable Vehicles. Generally, the investment will be allocated to the Applicable Vehicle that has gone the longest without being allocated an industrial investment opportunity. Exceptions may be made to the general rotation policy for (x) transactions necessary to accommodate an exchange pursuant to Section 1031 of the Code, (y) characteristics of a particular investment or Applicable Vehicle, such as adjacency to an existing asset, legal, regulatory or tax concerns or benefits, portfolio balancing or other allocation factors, which make the investment more advantageous to one of the Applicable Vehicles, or (z) exclusivity, rotation or other priority (each, a “Special Priority”) granted to a particular fund now or in the future, such as the Special Priority that has been granted to the BTC Fund for all industrial development opportunities, or in order to reach certain minimum allocation levels with respect to an Applicable Vehicle. IPT’s Special Priority with respect to the BTC Fund for all industrial development opportunities is the only currently existing Special Priority; however, the Sponsor or its affiliates may grant additional Special Priorities for property types in the future and from time to time.

REPORT OF THE AUDIT COMMITTEE
In accordance with, and to the extent permitted by the rules of the Commission, the information contained in the following Report of the Audit Committee shall not be incorporated by reference into any of Dividend Capital Diversified Property Fund Inc.’s future filings made under the Exchange Act, and shall not be deemed to be “soliciting material” or to be “filed” under the Exchange Act or the Securities Act.
Roles and Responsibilities. The Audit Committee is comprised of two independent directors and one interested director and operates under a written charter adopted by the Board of Directors. The purpose of the Audit Committee is to be an informed and effective overseer of our financial accounting and reporting processes, as well as to hire, compensate, and evaluate the independent registered public accounting firm. Management has the primary responsibility for establishing and maintaining adequate internal financial controls, for preparing the financial statements, and for the public reporting process. KPMG LLC, the Company’s independent registered public accounting firm for 2016, is responsible for expressing an opinion on the conformity of the Company’s audited financial statements with generally accepted accounting principles.
Required Disclosures and Discussions. The Audit Committee has reviewed and discussed the Company’s audited consolidated financial statements as of and for the year ended December 31, 2016 with management. The Audit Committee has discussed with KPMG LLP the matters required to be discussed by Auditing Standard No. 16, Communication with Audit Committees, issued by the Public Company Accounting Oversight Board. The Audit Committee has received the written disclosures and the letter from KPMG LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with KPMG LLP its independence.
Audit Committee Recommendation. Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the audited financial statements for the year ended December 31, 2016 be included in the Company’s Annual Report on Form 10-K for 2016 for filing with the Commission.

THE AUDIT COMMITTEE

Charles B. Duke, Chairman
Richard D. Kincaid
Daniel J. Sullivan

PRINCIPAL ACCOUNTANT FEES AND SERVICES
During the year ended December 31, 2016, we engaged KPMG LLP to provide us with audit services. Services provided included the audit of annual financial statements, review of unaudited quarterly financial information, review and consultation regarding filings with the Commission, and consultation on financial accounting and reporting matters.
Total fees billed to us by KPMG LLP for the years ended December 31, 2016 and 2015 were $818,610 and $844,415, respectively, and consisted of the following:

	For the Year Ended December 31,
	2016	2015
Audit Fees	$818,610	$844,415
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—
Total	$818,610	$844,415
All fees were determined to be “Audit Fees.” Audit Fees are fees incurred for the audits of the consolidated financial statements, consultation on audit-related matters, and required review of Commission filings. This category also includes review of, and consents for, filings with the Commission related to our public offerings.
The Audit Committee of our Board of Directors has considered all services provided by KPMG LLP to us and concluded that this involvement is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee of our Board of Directors is responsible for appointing our independent registered public accounting firm and approving the terms of the independent registered public accounting firm’s services. The Audit Committee charter imposes a duty on the Audit Committee to pre-approve all auditing services performed for us by our independent registered public accounting firm, as well as all permitted non-audit services. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent registered public accounting firm, provided any such approval is presented to and approved by the full Audit Committee at its next scheduled meeting. All fees for services provided by KPMG LLP in 2016 and 2015 were pre-approved by the Audit Committee of our Board of Directors.

PROPOSAL NO. 2: RATIFICATION OF APPOINTMENT OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP, an independent registered public accounting firm, served as the independent registered public accounting firm for us and our subsidiaries for the fiscal year ended December 31, 2016. The Audit Committee has appointed KPMG LLP to be our independent registered public accounting firm for the fiscal year ending December 31, 2017 and has further directed that the selection of the independent registered public accounting firm be submitted for ratification by the stockholders at the Annual Meeting.
Representatives of KPMG LLP will be present at the Annual Meeting, will be given the opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions from stockholders.
The affirmative vote of a majority of the votes cast at the Annual Meeting is required to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Abstentions and broker non-votes, if any, will have no effect on the result of the ratification of KPMG LLP.
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2017.

PROPOSAL NO. 3: AMENDMENT OF OUR CHARTER TO RESTRUCTURE OUR SHARE CLASSES
Background
Proposed Restructuring
We converted to an NAV REIT on July 12, 2012. As an NAV REIT, we intend to operate as a perpetual-life entity. An important part of our business strategy is to raise equity capital to make new investments and provide liquidity to our stockholders. Based on the current competitive landscape, we believe that our ongoing public offering should be more successful if we restructure certain aspects of the offering and our company. As part of this restructuring (the “Proposed Restructuring”), we intend to, among other things:

●	change our currently outstanding unclassified shares (which, since 2012, we have referred to as “Class E” shares ) to a new formally designated class of Class E shares;

●	change our currently outstanding Class A, Class W and Class I shares to Class T, Class D and a new version of Class I shares, respectively;

●	create a new class of common stock called Class S shares;

●	revise the classes of common stock that we offer in our ongoing primary public offering from Class A, Class W and Class I shares to Class T, Class S, Class D and a new version of Class I shares;

●	revise the compensation we pay to our Dealer Manager in connection with our offerings;

●	revise the fees we pay to our Advisor;

●	change the frequency of our net asset value (“NAV”) calculations from daily to monthly and make other changes to our valuation policies; and

●	and adopt a new share redemption program that would apply to all of our stockholders.
The proposed charter amendment, which is described in more detail below, is necessary in order to accomplish the first two bullets above. While the proposed charter amendment is not required in order for the company to implement the other aspects of the Proposed Restructuring, we believe that changing our existing share classes as proposed will keep our share structure simpler compared to the alternative of adding four new share classes to our capital structure (which our Board of Directors could authorize without stockholder approval) and allow our current stockholders to benefit from the new classes as described further below.
We believe that the proposed restructuring of the Company and its share classes is in the best interest of our stockholders for the following reasons:

(i)
Based on the current competitive landscape, we believe that our ongoing public offering should be more successful if we restructure certain aspects of the offering and our company. We believe this will result in greater access to equity capital which in turn would drive greater diversity within the portfolio, a stronger balance sheet and enhanced liquidity for the benefit of all stockholders.

(ii)
These changes are expected to result in an Advisor and Dealer Manager fee and expense reimbursement structure that we believe better aligns with our investor’s interests of overall financial performance, diversification and liquidity.

(iii)
Additionally, we expect these changes to result in savings over the near term and possibly over the longer term under certain circumstances. However, such new fee arrangement could result in an increase in compensation to our Advisor if we are successful in raising substantial new capital and/or delivering significant total return performance to our stockholders.

If our stockholders vote against the proposed charter amendment, our Board of Directors will reconsider all aspects of the Proposed Restructuring, because we believe its success depends greatly on the proposed charter amendment. On the other hand, if our stockholders approve the proposed charter amendment, we intend to implement the Proposed Restructuring substantially as described herein. Therefore, before voting on the proposed charter amendment, stockholders should carefully review the more detailed description of the Proposed Restructuring that is provided below.

While we have described in this Proxy Statement our current intentions with respect to the Proposed Restructuring, our Board of Directors may change any aspects of it without stockholder approval, except the proposed charter amendment. Such changes may be deemed appropriate for a variety of reasons, including but not limited to regulatory, capital-raising or business considerations, all of which can change over time. Furthermore, even if the proposed charter amendment is approved, our Board of Directors may delay the filing of the implementation of the proposed charter amendment and the Proposed Restructuring until it deems it appropriate to do so and may decide, in its sole discretion, not to go forward at all with the proposed charter amendment or the Proposed Restructuring.
Reduction in Ongoing Broker-Dealer Fees and Class-Specific Expenses
As described in more detail below, one of the goals of the Proposed Restructuring is to reduce ongoing broker-dealer fees and class-specific expenses associated with our ongoing public offerings. We summarize below for each class of our current stockholders how we expect the proposed charter amendment and the Proposed Restructuring to affect the class-specific expenses that are allocated to them.
Holders of unclassified or “Class E” shares – Continue to be free from class-specific expenses
Under the proposed charter amendment, each of our currently issued and outstanding unclassified or “Class E” shares would be changed into one issued and outstanding share of our new formally designated Class E shares. Current “Class E” shares are not subject to adjustments to distributions or NAV per share as a result of ongoing broker-dealer fee allocations, and this would remain true with respect to formally designated Class E shares after the charter amendment and the Proposed Restructuring. Therefore, the proposed charter amendment and the Proposed Restructuring would have no impact on the status of Class E shares being free from class-specific expense allocations.
Holders of Class A shares – Reduction in class-specific expenses
Under the proposed charter amendment, each issued and outstanding Class A share would be changed into one issued and outstanding Class T share by renaming the class and amending its terms. As described further below, as part of the Proposed Restructuring, we expect the ongoing broker-related fee expenses allocable to holders of Class T shares to be lower than for our currently outstanding Class A shares (specifically, it would change from a daily expense accrual at an annualized rate of 1.10% of NAV per year to a monthly expense accrual at an annualized rate of 0.85% per year). Therefore, we expect the proposed charter amendment and the Proposed Restructuring to reduce class-specific expense allocations with respect to current Class A stockholders. Under the proposed charter amendment, Class T shares will convert to Class I shares under certain circumstances (as described further below), which Class I shares will be free from class-specific expenses.
Holders of Class W shares – Reduction in class-specific expenses
Under the proposed charter amendment, each issued and outstanding Class W share would be changed into one issued and outstanding Class D share by renaming the class and amending its terms. As described further below, as part of the Proposed Restructuring, we expect the ongoing broker-related fee expenses allocable to holders of Class D shares to be lower than for our currently outstanding Class W shares (specifically, it would change from a daily expense accrual at an annualized rate of 0.60% of NAV per year to a monthly expense accrual at an annualized rate of 0.25% per year). Therefore, we expect the proposed charter amendment and the Proposed Restructuring to reduce class-specific expense allocations with respect to current Class W stockholders. Under the proposed charter amendment, Class D shares will convert to Class I shares under certain circumstances (as described further below), which Class I shares will be free from class-specific expenses.
Holders of Class I shares – Reduction in class-specific expenses
Under the proposed charter amendment, we would change the terms of our Class I shares, so that each issued and outstanding Class I share would effectively be changed into one issued and outstanding share of our new version of Class I shares. As described further below, as part of the Proposed Restructuring, we expect the ongoing broker-related fee expenses allocable to holders of Class I shares to be eliminated (specifically, it would change from a daily accrual at an annualized rate of 0.10% of NAV per year to no expense accrual at all). Therefore, we expect the proposed charter amendment and the Proposed Restructuring to eliminate class-specific expense allocations with respect to current Class I stockholders.

Description of Proposed Charter Amendment
The proposed amendments to our charter are contained in the proposed Articles of Amendment attached to this Proxy Statement as Exhibit A (the “Charter Amendment”). The Charter Amendment would modify the number and terms of the classes of shares of our common stock that we have outstanding and are authorized to issue. More specifically, instead of having unclassified shares (which we have referred to as “Class E” shares since 2012), Class A shares, Class W shares and Class I shares, we would have formally designated Class E shares, Class T shares, Class S shares, Class D shares and a new version of Class I shares:

●	Each issued and outstanding unclassified (or “Class E”) share would be changed into one issued and outstanding share of our new formally designated Class E shares.

●	Each issued and outstanding Class A share would be changed into one issued and outstanding Class T share by renaming the class and amending its terms.

●	Each issued and outstanding Class W share would be changed into one issued and outstanding Class D share by renaming the class and amending its terms.

●
We would change the terms of our Class I shares, so that each issued and outstanding Class I share would effectively be changed into one issued and outstanding share of our new version of Class I shares.

●	We would create a new class of common stock called Class S shares.
Because the Charter Amendment would cause our outstanding Class A, Class W and Class I shares to change to Class T, Class D and the new version of Class I shares, respectively, (a) holders of our existing Class I shares would benefit from the elimination of the ongoing broker-related fee expense allocations applicable for the new version of Class I shares, and (b) holders of our existing Class A and Class W shares would benefit from (i) the lower ongoing broker-related fee expense allocations applicable for Class T and Class D shares and (ii) the conversion rights described below that would be applicable for Class T and Class D shares, respectively.
Automatic Conversion Rights
Automatic conversion rights are not present in our current charter. However, the Charter Amendment includes various triggers upon which our outstanding Class T, Class S, and Class D shares will convert to Class I shares. The rationale behind the automatic conversion rights is to provide that once a certain level of compensation to broker-dealers is paid either with respect to the Class T, Class S, and Class D shares in a stockholder’s account or with respect to an offering of Class T, Class S, and Class D shares, taken as a whole, (a) we should cease paying ongoing broker-related fees with respect to those shares and (b) stockholders holding those shares should cease being subject to broker-related fee expense allocations with respect to those shares, which benefit will inure to such stockholders. Automatic conversion will accomplish both of these goals. First, it will accomplish the goal of stopping compensation being paid to broker-dealers when the conversion triggers are met because the ongoing broker-related fees paid with respect to Class T, Class S, and Class D shares will be paid solely with respect to outstanding shares in the Proposed Restructuring; in other words, if the shares are no longer outstanding because they converted into Class I shares, ongoing broker-related fees will no longer be paid with respect to those shares. Second, it will accomplish the goal of stockholders holding those shares no longer being subject to broker-related fee expense allocations with respect to those shares or that offering because their shares will convert to Class I shares, which will not be subject to broker-related fee expense allocations.
The automatic conversion rights in the proposed Charter Amendment are as follows.

●
Each Class T, Class S or Class D share held within a stockholder’s account shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the Applicable Conversion Rate (as defined below) on the earliest of (a) a listing of any shares of the Company’s common stock on a national securities exchange, (b) a merger or consolidation of the Company with or into another entity, or the sale or other disposition of all or substantially all of the Company’s assets and (c) the end of the month in which the Dealer Manager in conjunction with the Company’s transfer agent determines that the Total Account-Level Underwriting Compensation (as defined below) paid with respect to all of the shares of such class held by such stockholder within such account (including shares purchased through a distribution reinvestment plan or received as stock dividends) equals or exceeds 8.75% (or a lower limit set forth in any applicable agreement between the Dealer Manager and a participating broker-dealer, provided that the Dealer Manager advises the Company’s transfer agent of the lower limit in writing) of the aggregate purchase price of all shares of such class held by such stockholder within such account and purchased in a primary offering (i.e., an offering other than a distribution reinvestment plan).

●
In addition, after termination of a primary offering registered under the Securities Act, each Class T, Class S or Class D share sold in that primary offering, each Class T, Class S or Class D share sold under a distribution reinvestment plan pursuant to the same registration statement that was used for that primary offering, and each Class T, Class S or Class D share received as a stock dividend with respect to such shares sold in such primary offering or distribution reinvestment plan, shall automatically and without any action on the part of the holder thereof convert into a number of Class I shares at the Applicable Conversion Rate, at the end of the month in which the Company, with the assistance of the Dealer Manager, determines that Total Corporation-Level Underwriting Compensation (as defined below) paid with respect to that primary offering would be in excess of 10% of the aggregate purchase price of all shares sold for the account of the Company through that primary offering.

As used above, the “Applicable Conversion Rate” means (a) with respect Class T shares, the number of Class I shares equal to the product of each Class T share to be converted and a fraction, the numerator of which is the Class T NAV per share and the denominator of which is the Class I NAV per share, (b) with respect to Class S shares, the number of Class I shares equal to the product of each Class S share to be converted and a fraction, the numerator of which is the Class S NAV per share and the denominator of which is the Class I NAV per share, and (c) with respect to Class D shares, the number of Class I shares equal to the product of each Class D share to be converted and a fraction, the numerator of which is the Class D NAV per share and the denominator of which is the Class I NAV per share. For each class of shares, the NAV per share shall be calculated as described in the most recent valuation procedures approved by our Board of Directors. Because we currently expect to allocate ongoing distribution fee expenses to our Class T, Class S and Class D shares through their distributions, and not through their NAV per share, we currently expect the Applicable Conversion Rate to remain 1:1 for our Class T, Class S and Class D shares.
As used above, “Total Account-Level Underwriting Compensation” means with respect to any share of common stock sold for the account of the Company through an offering, (a) any and all up-front fees and commissions payable to the dealer manager of the offering or participating broker-dealers in connection with the sale of shares, and (b) ongoing distribution fees, which are not payable up-front or at one time, payable to the dealer manager and reallowable to broker-dealers that enter into participating broker or other agreements with the dealer manager to sell or provide services with respect to shares.
As used above, “Total Corporation-Level Underwriting Compensation” means all underwriting compensation paid or incurred with respect to an offering from all sources (including the Advisor), determined pursuant to the rules and guidance of the Financial Industry Regulatory Authority, Inc. (“FINRA”), including (a) any and all up-front fees and commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of shares, including, without limitation, up-front fees or commissions payable to the Dealer Manager, and (b) ongoing distribution fees, which are not payable up-front or at one time, payable to the Dealer Manager and reallowable to broker-dealers that enter into participating broker or other agreements with the Dealer Manager to sell or provide services with respect to shares.
For purposes of determining when shares will convert into Class I shares as set forth above, any and all selling commissions, dealer manager fees and distribution fees paid with respect to the Class A and Class W shares that are converted to Class T and Class D shares, as applicable, will be considered paid with respect to such Class T and Class D shares.
Voting Rights
Voting rights of our classes of common stock would be unchanged by the Charter Amendment. Both under our current charter and under our charter as amended by the Charter Amendment, all of our classes of common stock have identical voting rights on all matters subject to a vote of our common stockholders, with no special voting privileges.
Distribution Rights
This section describes distribution rights other than in connection with liquidation, dissolution or winding up of us, which is discussed in the next section below.
Under our current charter, the per share amount of any distribution with respect to any class of shares may differ from the per share amount of any distribution with respect to any other class of shares as a result of ongoing broker-related fee expense allocations as described in the applicable prospectus for such class or for other reasons as determined by the Board of Directors. As a result, Class A, Class W and Class I stockholders receive lower distributions than our Class E stockholders on account of class-specific ongoing broker-related fees allocated to those classes.

Under our charter as amended by the Charter Amendment, the per share amount of any distributions for any class of common stock relative to the other classes of common stock will be determined as described in the most recent multiple class plan approved by our Board of Directors. Under our multiple class plan, we intend to provide that with respect to our Class T shares, Class S shares and Class D shares, the per share amount of any distribution with respect to any such classes of shares will differ from the per share amount of any distribution with respect to any other class of shares as a result of ongoing broker-related fee expense allocations. Under our charter as amended by the Charter Amendment, distributions with respect to each Class I share and each Class E share would be the same because, as discussed above, we intend to cease paying ongoing broker-related fees with respect to our Class I shares.
We believe these changes will be beneficial for our current stockholders. We summarize the impact to our stockholders by class as follows:

●
Class A shares, which would become Class T shares pursuant to the Charter Amendment, will continue to have distributions adjusted to reflect ongoing broker-related fee expense allocations (which we expect to be lower after the Proposed Restructuring; specifically, they would change from a daily expense accrual at an annualized rate of 1.10% of NAV per year to a monthly expense accrual at an annualized rate of 0.85% per year), until they convert to Class I shares, at which point they would no longer be subject to distribution adjustments for ongoing broker-related fee expense allocations.

●
Class W shares, which would become Class D shares pursuant to the Charter Amendment, will continue to have distributions adjusted to reflect ongoing broker-related fee expense allocations (which we expect to be lower after the Proposed Restructuring; specifically, they would change from a daily expense accrual at an annualized rate of 0.60% of NAV per year to a monthly expense accrual at an annualized rate of 0.25% per year), until they convert to Class I shares, at which point they would no longer be subject to distribution adjustments for ongoing broker-related fee expense allocations.

●
Current Class I shares, which would become new Class I shares pursuant to the Charter Amendment, will no longer have distributions adjusted to reflect ongoing broker-related fee expense allocations (as we intend to cease paying such expenses; specifically, they would change from a daily accrual at an annualized rate of 0.10% of NAV per year to no expense accrual at all), and will receive the same per share distributions as Class E shares.

●
Current Class E shares, which would become new Class E shares pursuant to the Charter Amendment, will continue to be free of any ongoing broker-related fee expense allocations, and will receive the same per share distributions as Class I shares.

Rights Upon Liquidation
Under our current charter, our Class E shares, Class A shares, Class W shares and Class I shares have different rights upon liquidation to the extent that their NAV per share differs. In the event of any voluntary or involuntary liquidation, dissolution or winding up of us, or any liquidating distribution of our assets, then such assets, or the proceeds therefrom, will be distributed among the holders of Class E shares, Class A shares, Class W shares and Class I shares ratably in proportion to the respective NAV for each class until the NAV for each class has been paid. Each holder of shares of a particular class of common stock will be entitled to receive, ratably with each other holder of shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding. If there are remaining assets available for distribution to our common stockholders after each class has received its NAV (which is not likely because NAV would be adjusted upward prior to the liquidating distribution), then holders of our Class E, Class A, Class W and Class I shares will be treated the same, with each such holder receiving the same per share distribution of any such excess.
Under our charter as amended by the Charter Amendment, our Class T shares, Class S shares, Class D shares, and Class I shares would receive substantially the same treatment through a share conversion. Under the Charter Amendment, immediately before any liquidation, dissolution or winding up, or any distribution of our assets pursuant to a plan of liquidation, dissolution or winding up, Class T shares, Class S shares, and Class D shares will automatically convert to Class I shares at the Applicable Conversion Rate. Following such conversion, each holder of shares of a particular class of common stock will be entitled to receive, ratably with each other holder of shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding shares of such class held by such holder bears to the total number of outstanding shares of such class then outstanding.

Suitability
The general suitability requirements applicable to purchasers of our common shares set forth in Section 6.8 of our charter will not be changed by the Charter Amendment. The Charter Amendment will provide an additional suitability requirement with respect to our Class T shares, Class S shares, Class D shares, and revised Class I shares that until the applicable class is listed, in order to purchase such shares in a public offering, the purchaser must represent to us that the applicable suitability standards set forth in the prospectus have been satisfied. This is the same requirement that currently exists with respect to our Class A shares, Class W shares and Class I shares.
Authorized Capital
The Charter Amendment would change the classes and total number of shares of stock we have authority to issue. Currently, we are authorized to issue 1,200,000,000 shares of capital stock, consisting of 1,000,000,000 shares of common stock, 400,000,000 of which are unclassified shares, 200,000,000 of which are classified as Class A shares, 200,000,000 of which are classified as Class I shares and 200,000,000 of which are classified as Class W shares, and 200,000,000 shares of preferred stock. The Charter Amendment would authorize us to issue 2,700,000,000 shares of capital stock, consisting of 2,500,000,000 shares of common stock, 500,000,000 of which would be classified as Class D shares, 500,000,000 of which would be classified as Class E shares, 500,000,000 of which would be classified as Class I shares, 500,000,000 of which would be classified as Class S shares, and 500,000,000 of which would be classified as Class T shares, and 200,000,000 shares of preferred stock. We must change our authorized capital to accommodate the new share classes proposed in the Charter Amendment. The number of shares chosen is intended to ensure sufficient capacity going forward; there is no current intention to actually issue this many shares. We note that, as is typical of REITs incorporated in Maryland, our Board of Directors has the authority to increase our authorized capital stock without stockholder approval.
Description of Other Aspects of the Proposed Restructuring
Changes to Dealer Manager and Advisor Compensation Structure in Connection with Proposed Restructuring
As described further below, following the Proposed Restructuring, we intend to offer Class T shares, Class S shares, Class D shares and a new form of Class I shares in our ongoing public offering with a lower overall underwriting fee structure than currently provided in our ongoing public offering of Class A, Class W and Class I shares. These changes will have the effect of lowering the compensation we pay to our Dealer Manager. In addition, to the extent participating broker-dealers that sold Class A, Class W or Class I shares on the terms in effect prior to the Proposed Restructuring are entitled to greater ongoing dealer manager and distribution fees with respect to such sales compared to the ongoing distribution fees we intend to pay with respect to Class T, Class D or Class I shares after the Proposed Restructuring, we will not be responsible for these additional expenses. Holders of Class A, Class W and Class I shares that change to Class T, Class D and the new version of Class I shares, respectively, (a) will not be subject to additional upfront broker compensation in connection with such restructuring, (b) will benefit from the lower ongoing broker-dealer fee expense allocations with respect to the new share classes and (c) will benefit from the automatic conversion features of the new share classes where applicable.
As part of the Proposed Restructuring, we also intend to decrease the fixed portion of the advisory fee we pay to our Advisor from an annual rate of 1.15% of our NAV to an annual rate of 1.10% of our NAV as determined before the impact of accrued advisory fees (fixed and performance based), accrued ongoing distribution fees (i.e., our ongoing class-specific expenses) and accrued distributions owed to our stockholders. These changes will decrease the annual fixed compensation to our Advisor as a percentage of our NAV.
We also intend to revise the performance component of the advisory fee to (a) lower the annual total return hurdle required for our advisor to earn a performance fee from 6% to 5%, (b) increase our Advisor’s participation above the requisite hurdle from 10% to 12.5%, (c) increase the catch-up provision from 25% to 100% (i.e. rather than the Advisor being entitled to 25% over the hurdle amount up to its 12.5% participation, the Advisor would be entitled to 100% over the hurdle amount up to its 12.5% participation), (d) replace the current NAV-based annual high watermark threshold on which total return is measured with a “loss carryforward” which will track any negative annual total returns from prior years and offset the positive annual total return for purposes of the calculation of the performance fee and (e) exclude the negative impact on total return resulting from our payment or obligation to pay the performance component of the advisory fee as well as ongoing distribution fees (i.e., our ongoing class-specific expenses) when determining the annual total return achieved for purposes of calculating the performance fee. These changes may have the effect of increasing compensation to our Advisor depending upon our performance. This increase could be significant, especially if and when the E-Share Waiver (defined below) is significantly reduced.

We intend to eliminate the fee paid to our Advisor in connection with the sale of an asset and the ability of our Advisor to share in or earn real estate commissions. However, our Advisor would have its expenses associated with disposition services reimbursed by us. On balance, we believe these two changes would likely have the effect of decreasing compensation to our Advisor. Notwithstanding the foregoing, we are currently evaluating how to deal with assets that are substantially along in the process of being sold at the time of the Proposed Restructuring and what compensation is appropriate to pay the Advisor with respect to such assets. The potential cost savings associated with the changes to the Advisor’s and Dealer Manager’s compensation in connection with the Proposed Restructuring could be offset in the near term as a result of any such compensation. However, we do not reasonably believe that such compensation would exceed $2.0 million subsequent to the Proposed Restructuring.
Under the current Advisory Agreement, the Advisor has the right to be reimbursed for costs related to services for which the Advisor or its affiliates do not otherwise receive a fee, including the reimbursement of compensation paid to our named executive officers. As part of the Proposed Restructuring, we intend to cease reimbursing our Advisor for compensation paid to our named executive officers and to cease making restricted stock awards to employees of our Advisor and its affiliates unless we receive an offset in advisory fees equal to the value of such awards. These changes will have the effect of decreasing compensation to our Advisor.
Finally, we currently pay directly, or reimburse the Advisor and the Dealer Manager if they pay on our behalf, certain additional items of underwriting compensation, other than fees and commissions, including legal fees of the Dealer Manager, reimbursements for customary travel, lodging, meals and reasonable entertainment expenses of registered persons associated with the Dealer Manager, the cost of educational conferences held by us or the Dealer Manager, including costs reimbursement for registered persons associated with the Dealer Manager and registered representatives of participating broker-dealers to attend educational conferences sponsored by us or the Dealer Manager, attendance fees and costs reimbursement for registered persons associated with the Dealer Manager to attend seminars conducted by participating broker-dealers, and promotional items. As part of the Proposed Restructuring, we intend to cease paying for, or reimbursing the Advisor or Dealer Manager for, customary travel, lodging, meals and reasonable entertainment expenses of registered persons associated with the Dealer Manager, the costs for registered persons associated with the Dealer Manager to attend educational conferences sponsored by us or the Dealer Manager, and costs (other than attendance fees) for registered persons associated with the Dealer Manager to attend seminars conducted by participating broker-dealers. We expect these changes would likely have the effect of decreasing compensation to our Advisor and Dealer Manager.
Taken as a whole, the proposed changes to the compensation we pay our Advisor and Dealer Manager put a greater emphasis on our performance, because the only potential increase in compensation comes from the revised performance fee. The bottom line future impact to our stockholders of the proposed compensation changes is difficult to predict because it is subject to a number of factors, such as the amount of capital we raise in our public offerings, the number of property dispositions that we make, and our performance.
However, in the near term, we believe the Company and stockholders will enjoy savings from these collective changes. The following table summarizes our estimate of the pro forma decrease the proposed compensation changes would have had on fees and reimbursements that we would have paid to the Advisor and Dealer Manager over the past four years by share class. This table does not include the impact of upfront selling commissions or dealer manager fees. We present these amounts as a percent of our average annual total net asset value. The percentages reflected in the table are unaudited and required us to use estimates. Since these are pro forma estimates, future fees and reimbursements that we pay to our Advisor and Dealer Manager as a percent of our net asset value may differ significantly.

For the Year Ended December 31,	Class E	Class A	Class W	Class I	Weighted Average
2016	-0.17%	-0.42%	-0.52%	-0.27%	-0.19%
2015	-0.49%	-0.74%	-0.84%	-0.59%	-0.51%
2014	-0.37%	-0.62%	-0.72%	-0.47%	-0.38%
2013	-0.36%	-0.61%	-0.71%	-0.46%	-0.37%
Four Year Average	-0.35%	-0.60%	-0.70%	-0.45%	-0.36%

Under both the current performance fee and the proposed performance fee, the Advisor has and is anticipated to continue to provide us with a waiver of a portion of its fees generally equal to the amount of the performance component that would have been payable with respect to the Class E shares and the Class E OP Units held by third parties until the NAV of such shares or units exceeds $10.00 a share or unit, the benefit of which will be shared among all holders of Fund Interests (the “E-Share Waiver”). The E-Share Waiver has been significant over the past four years, averaging approximately $6.4 million annually over that period. If we eliminate the E-Share Waiver for purposes of the above table, the annual average pro forma estimated fees and reimbursement would have ranged from an average of being 0.16% higher for Class E shares to an average savings of 0.19% for Class W shares. As we raise capital in our public offerings from share classes other than Class E shares, we expect the proportionate share of our total capital subject to the E-Share Waiver to decrease, which may result in greater fees and reimbursements we pay to the Advisor. Because the proposed changes to compensation of our Advisor put a greater emphasis on our performance, the future reduction of the E-Share Waiver would be more beneficial to our Advisor under the new proposed performance fee. In addition, if the Proposed Restructuring results in greater capital raising through our public offerings, we would expect our NAV to grow and the gross amount of fees paid to our Advisor and Dealer Manager to increase because they are based on our NAV.
Additionally, we are currently evaluating how to deal with assets that are substantially along in the process of being sold at the time of the Proposed Restructuring and what compensation is appropriate to pay the Advisor with respect to such assets. The potential cost savings associated with the changes to the Advisor’s and Dealer Manager’s compensation in connection with the Proposed Restructuring could be offset in the near term as a result of any such compensation. However, we do not reasonably believe that such compensation would exceed $2.0 million subsequent to the Proposed Restructuring.
Share Classes and Offering Terms of Current Offering of Class A, Class W and Class I shares
Currently, in addition to our Class E distribution reinvestment plan offering, we are conducting an ongoing public primary and distribution reinvestment plan offering of Class A shares, Class W shares and Class I shares. The table below summarizes the fees generally payable to the Dealer Manager with respect to the Class A, Class W and Class I shares and does not include the other fees and expenses payable to the Advisor and its affiliates, which are allocable based on the respective NAV of our classes. The upfront selling commission is a percentage of the public offering price per Class A share sold in the primary offering. No upfront selling commissions are paid with respect to any shares sold under our distribution reinvestment plan. Subject to FINRA limitations on underwriting compensation and certain other limitations, the ongoing dealer manager and distribution fee accrue daily in an amount equal to 1/365th of the percentage of our NAV per such share for such day set forth below on a continuous basis.

	Class A	Class W	Class I
Upfront Selling Commission	3.00%	None	None
Upfront Dealer Manager Fee	None	None	None
Ongoing Dealer Manager Fee	0.60%	0.60%	0.10%
Ongoing Distribution Fee	0.50%	None	None
The ongoing dealer manager fee and ongoing distribution fee are allocated on a class-specific basis and are borne by all holders of the applicable class. These class-specific expenses and allocations may differ for each class, even when the NAV of each class is the same. We normally expect that the allocation of ongoing dealer manager fees and ongoing distribution fees on a class-specific basis will result in different amounts of distributions being paid with respect to each class of shares. However, if no distributions are authorized for a certain period, or if they are authorized in an amount less than the allocation of class-specific expenses with respect to such period, then pursuant to our valuation procedures, the class-specific expense allocations may lower the NAV of a share class. Therefore, as a result of the different ongoing fees allocable to each share class, each share class, including the Class E shares, could have a different NAV per share. If the NAV of our classes are different, then changes to our assets and liabilities that are allocable based on NAV may also be different for each class.
Because the ongoing dealer manager fee and ongoing distribution fee are allocated on a class-specific basis and are borne by all holders of the applicable class, stockholders will be allocated a share of class-specific expenses of our other offerings. Even if the FINRA limitations on underwriting compensation are reached with respect to this offering, stockholders will be allocated a share of class-specific expenses of our other offerings. Accordingly, with respect to the shares that stockholders own, they should expect to be allocated the maximum dealer manager fee and distribution fee described above, for as long as they own their shares.

Changes to Share Classes and Offering Terms in Connection with Proposed Restructuring
Following the Proposed Restructuring, we intend to modify our ongoing public primary and distribution reinvestment plan offering of Class A shares, Class W shares and Class I shares, so that we are offering Class T shares, Class S shares, Class D shares and a new form of Class I shares. The table below summarizes the fees we expect to generally be payable to the Dealer Manager with respect to the Class T shares, Class S shares, Class D shares and the new form of Class I shares in our ongoing offering and does not include the other fees and expenses payable to the Advisor and its affiliates, which are allocable based on the respective NAV of our classes. The upfront selling commission and dealer manager fee are each a percentage of the then-current transaction price per share sold in the primary offering, which transaction price will generally be the most recently disclosed monthly NAV per share for such class. No upfront selling commissions or dealer manager fees would be paid with respect to any shares sold under our distribution reinvestment plan. Subject to FINRA limitations on underwriting compensation and certain other limitations, the ongoing distribution fee would accrue monthly in an amount equal to 1/12th of the percentage of our NAV per such share for such month (we would change from daily NAV to monthly NAV calculations) set forth below on a continuous basis.

	Class T	Class S	Class D	Class I
Upfront Selling Commission	3.00%	3.50%	None	None
Upfront Dealer Manager Fee	0.50%	None	None	None
Ongoing Dealer Manager Fee	None	None	None	None
Ongoing Distribution Fee	0.85%	0.85%	0.25%	None
The ongoing distribution fees would be allocated on a class-specific basis and be borne by all holders of the applicable class. These class-specific expenses and allocations may differ for each class, even when the NAV of each class is the same. We would normally expect that the allocation of ongoing distribution fees on a class-specific basis would result in different amounts of distributions being paid with respect to each class of shares. However, if no distributions are authorized for a certain period, or if they are authorized in an amount less than the allocation of class-specific expenses with respect to such period, then pursuant to our valuation procedures, the class-specific expense allocations may lower the NAV of a share class. Therefore, as a result of the different ongoing fees allocable to each share class, each share class, including the Class E shares, could have a different NAV per share. If the NAV of our classes are different, then changes to our assets and liabilities that are allocable based on NAV may also be different for each class.
Our Class T, Class S and Class D shares would convert to Class I shares pursuant to the automatic conversion rights described above.
Changes to NAV Policies in Connection with Proposed Restructuring
As part of the Proposed Restructuring, we intend to revise our valuation procedures to calculate NAV monthly, rather than daily. We also intend to revise our valuation procedures to value our debt investments and our debt liabilities at fair value under GAAP rather than at book value. As of March 31, 2017, these changes would have resulted in a decrease to our NAV of approximately $1.4 million or $0.01 per share. In future periods, valuing our debt investments and our debt liabilities at fair value under GAAP rather than at book value could have a more significant impact on our NAV per share. In addition, these changes could lead to more volatility and less current information with respect to our NAV.
Changes to Redemption Plans in Connection with Proposed Restructuring
As part of the Proposed Restructuring, we intend to replace our current Class E share redemption program (the “Class E Redemption Program” or “Class E SRP”) and Class A, Class W and Class I share redemption program (the “Class AWI Redemption Program”), as well as our current approach to providing liquidity to Class E stockholders through periodic tender offers. Instead, we intend to pursue a single, combined share redemption program for all stockholders (the “New Redemption Program”) and eliminate tender offers for the foreseeable future.
The current Class E Redemption Program is limited to Class E stockholders seeking to redeem their shares due to death or disability. With respect to all other Class E stockholders, our Board of Directors evaluates each quarter whether to make liquidity available through the Class E Redemption Program or through a tender offer process. Previously, the Class E Redemption Program offered quarterly redemptions for all Class E stockholders and limited the amount of redemptions in any consecutive 12-month period to no more than 5% of the number of Class E shares outstanding at the beginning of such 12-month period (excluding certain redemptions made in connection with a stockholder’s death or disability). Below is a summary of Class E share redemptions and repurchases pursuant to our self-tender offers and the Class E Redemption Program from January 1, 2015 through March 31, 2017 (number of shares in thousands).

For the Quarter Ended:	Number of Class E Shares Requested for Redemption or Purchase	Number of Class E Shares Redeemed or Purchased	Percentage of Class E Shares Requested for Redemption Redeemed or for Purchase Purchased	Price Paid per Share
March 31, 2015
Class E SRP – Ordinary Redemptions	18,570	1,104	5.9%	$7.30
Class E SRP – Death or Disability Redemptions	426	426	100.0%	$7.30
Total / Average	18,996	1,530	8.1%	$7.30
June 30, 2015
Class E SRP – Ordinary Redemptions	20,031	4,379	21.9%	$7.38
Class E SRP – Death or Disability Redemptions	626	626	100.0%	$7.38
Total / Average	20,657	5,005	24.2%	$7.38
September 30, 2015
Class E SRP – Ordinary Redemptions	12,456	1,393	11.2%	$7.42
Class E SRP – Death or Disability Redemptions	452	452	100.0%	$7.42
Self-Tender Offer Purchases (1)	17,153	17,153	100.0%	$7.25
Total / Average	30,061	18,998	63.2%	$7.27
December 31, 2015
Self-Tender Offer Purchases (2)	20,758	2,707	13.0%	$7.39
Total / Average	20,758	2,707	13.0%	$7.39
Average 2015	22,618	7,060	31.2%	$7.30
March 31, 2016
Class E SRP – Death or Disability Redemptions	460	460	100.0%	$7.43
Self-Tender Offer Purchases (2)	13,660	4,058	29.7%	$7.39
Total / Average	14,120	4,518	32.0%	$7.39
June 30, 2016
Class E SRP – Death or Disability Redemptions	537	537	100.0%	$7.37
Self-Tender Offer Purchases (2)	13,896	6,770	48.7%	$7.31
Total / Average	14,433	7,307	50.6%	$7.31
September 30, 2016
Class E SRP – Death or Disability Redemptions	466	466	100.0%	$7.40
Self-Tender Offer Purchases (2)	10,897	6,606	60.6%	$7.35
Total / Average	11,363	7,072	62.2%	$7.35
December 31, 2016
Class E SRP – Death or Disability Redemptions	360	360	100.0%	$7.48
Self-Tender Offer Purchases (2)	7,697	7,697	100.0%	$7.44
Total / Average	8,057	8,057	100.0%	$7.44
Average 2016	11,993	6,739	56.2%	$7.38
March 31, 2017
Class E SRP – Death or Disability Redemptions	249	249	100.0%	$7.56
Self-Tender Offer Purchases (2)	5,685	5,685	100.0%	$7.51
Total / Average	5,934	5,934	100.0%	$7.51

(1)
Amounts represent Class E shares properly tendered and not properly withdrawn at or below the final purchase price of $7.25 per share of a modified “Dutch auction” tender offer, which we completed on August 12, 2015. An additional 6,863 Class E shares were submitted for redemption at prices higher than the final purchase price, and were therefore not properly tendered.

(2)
Amounts represent Class E shares purchased pursuant to a self-tender offer, which we completed on December 23, 2015, March 14, 2016, June 14, 2016, September 13, 2016, December 9, 2016 and March 10, 2017.

The current Class AWI Redemption Program provides for daily redemptions at the daily NAV per share of the shares being redeemed. This program’s maximum liquidity limit is a quarterly cap on the aggregate “net redemptions” of the Class A, Class W and Class I share classes equal to the amount of shares of such classes with a value (based on the redemption price per share on the day the redemption is effected) of up to 5% of the aggregate NAV of the outstanding shares of such classes as of the last day of the previous calendar quarter. Here, the term “net redemptions” means, for any quarter, the excess of share redemptions (capital outflows) of Class A, Class W and Class I share classes over the share purchases net of sales commissions (capital inflows) of such classes. Under the Class AWI Redemption Program any shares redeemed within one year of the date of purchase are subject to a short-term trading discount equal to 2% of the gross proceeds otherwise payable with respect to the redemption. Below is a summary of Class A, Class W and Class I share redemptions pursuant to the Class AWI Redemption Program from January 1, 2015 through March 31, 2017 (number of shares in thousands).

For the Quarter Ended:	Number of Class A, W and I Shares Requested for Redemption or Purchase	Number of Class A, W and I Shares Redeemed or Purchased	Percentage of Class A, W and I Shares Requested for Redemption Redeemed or for Purchase Purchased	Price Paid per Share
March 31, 2015	142	142	100.0%	$7.20
June 30, 2015	121	121	100.0%	$7.27
September 30, 2015	118	118	100.0%	$7.34
December 31, 2015	536	536	100.0%	$7.44
Total / Average 2015	229	229	100.0%	$7.37
March 31, 2016	182	182	100.0%	$7.42
June 30, 2016	570	570	100.0%	$7.35
September 30, 2016	464	464	100.0%	$7.42
December 31, 2016	301	301	100.0%	$7.47
Total / Average 2016	379	379	100.0%	$7.40
March 31, 2017	414	414	100.0%	$7.55
Under the proposed New Redemption Program, we would have a new, monthly redemption program that would apply to holders of all classes of our stock. Under the proposed New Redemption Program, stockholders could request on a monthly basis that we redeem all or any portion of their shares. However, we would not be obligated to redeem any shares and could choose to redeem only some, or even none, of the shares that are requested to be redeemed in any particular month, in our discretion. In addition, our ability to fulfill redemption requests would be subject to a number of limitations. As a result, share redemptions may not be available each month. Under the proposed New Redemption Program, to the extent we choose to redeem shares in any particular month, we will only redeem shares as of the last calendar day of that month (each such date, a “Redemption Date”). Redemptions will be made at the transaction price for the class of shares being redeemed in effect on the Redemption Date, which will generally be equal to the most recently disclosed monthly NAV per share for the applicable class of shares, except that shares that have not been outstanding for at least one year will be redeemed at 95% of the transaction price, with limited exceptions.

The New Redemption Program would limit the amount of redemptions we may make during any calendar month and quarter. While we are still working with regulators and our distribution partners to determine the monthly and quarterly limits, our intent is that the New Redemption Program will offer for all share classes the same aggregate quarterly capacity as the current Class AWI Redemption Program, which is up to 5% of the aggregate NAV of the outstanding shares of the classes subject to the program, and further that within such aggregate limit each class of our stock has access to that same level of liquidity on a class-specific basis. However, we can offer no assurances in this regard. At a minimum, we expect that (1) the New Redemption Program will permit the redemption during any calendar month of Class E shares, Class T shares, Class S shares, Class D shares and Class I shares whose aggregate value (based on the redemption price per share for the month the redemption is effected) is 2% of the combined NAV of all classes as of the last calendar day of the previous quarter and in any calendar quarter will be limited to shares whose aggregate value (based on the redemption price per share for the month the redemption is effected) is 5% of the combined NAV of all classes of shares as of the last calendar day of the previous calendar quarter and (2) every month and quarter each class of our common stock will be allocated capacity within such aggregate limit to allow stockholders in such class to either (a) redeem shares equal to (based on the redemption price per share for the month the redemption is effected) at least 2% of the NAV of such share class as of the last calendar day of the previous quarter, or, if more limiting, (b) redeem shares over the course of a given quarter equal to (based on the redemption price per share for the month the redemption is effected) at least 5% of the NAV of such share class as of the last calendar day of the previous quarter, which in the second and third months of a quarter could be less than 2% of the NAV of such share class. In the event we determine to redeem some but not all of the shares submitted for redemption during any month, due to the limits discussed above or otherwise, shares submitted for redemption during such month will be redeemed on a pro rata basis. Even if the class-specific allocations are exceeded for a class, the program may offer such class additional capacity under the aggregate program limits. Redemptions and pro rata treatment, if necessary, will first be applied within the class-specific limits and then applied on an aggregate basis in a second step. We currently intend to measure the foregoing redemption allocations and limitations based on net redemptions during a month or quarter, as applicable. The term “net redemptions” means, during the applicable period, the excess of our share redemptions (capital outflows) over the proceeds from the sale of our shares (capital inflows). With respect to future periods, our Board of Directors may choose whether the allocations and limitations will be applied to “gross redemptions,” i.e., without netting against capital inflows, rather than to net redemptions.
The Board of Directors’ primary objective regarding the New Redemption Program is to maintain the uninterrupted redemption of shares in order to provide stockholders with liquidity with respect to their investment in us. With the number of Class E stockholders now seeking liquidity reduced compared to prior periods, we now believe we can and should adopt a single redemption program for all of our stockholders, in the form of the New Redemption Program. The New Redemption Program would offer Class E stockholders more frequent redemptions (monthly versus quarterly) and greater liquidity than the current and historic Class E Redemption Programs because of higher redemption limits. Although the New Redemption Program may not provide as much liquidity to Class E stockholders as quarterly self-tender offers, the New Redemption Program would be more convenient and more economical than quarterly tender offers for both Class E stockholders and us. We believe, having operated a daily redemption program (the Class AWI Redemption Program) for nearly five years, that monthly redemptions would be sufficient for most investors in our company and even preferred by some participating broker-dealers, financial advisors and investors. However, under the New Redemption Program, the Company may not have as much liquidity available for investors as it does now, as described further below in “Risks Associated with the Proposed Restructuring.” Consistent with prior programs, our Board of Directors may modify, suspend or terminate the New Redemption Program if it deems such action to be in our best interest and the best interest of our stockholders.
Risks Associated with the Proposed Restructuring
Depending on the timing and volume of redemption requests, the New Redemption Program may not provide the same level of liquidity that we have been providing to our stockholders, which could negatively impact our investor’s ability to access liquidity and could negatively impact our ongoing public offering.
Commencing with the fourth quarter of 2015 and through the date of this Proxy Statement, we have conducted six quarterly tender offers for our Class E shares, purchasing 2.7 million, 4.1 million, 6.8 million, 6.6 million, 7.7 million and 5.7 million of our outstanding Class E shares in each quarter, respectively. With tender offers, the only limitation on the number of shares we may repurchase is the amount of funding we have available for that purpose. In contrast, share redemption programs are limited by maximum redemption caps even when we may have more funding available for redemptions. Thus, share redemption programs may be more limited than quarterly tender offers. By conducting quarterly tender offers, we were able to repurchase more Class E shares than we would have been able to repurchase through the Class E Redemption Program (or that we would be able to purchase under the proposed New Redemption Program), and we were able to significantly reduce the demand for liquidity by our Class E stockholders. As a result of this reduced demand for liquidity, we currently expect that the maximum redemption capacity of the proposed New Redemption Program will be sufficient over the course of a quarter, under normal circumstances, to satisfy our projected demand for liquidity by our stockholders. However, redemption demand depends on many factors and is not entirely predictable. For example, a deterioration in financial market conditions could lead to additional redemption requests that reach the limits of the New Redemption Program.

With respect to our Class A, Class W and Class I stockholders, the New Redemption Program would limit the amount of redemptions we may make during any calendar month and quarter whereas the current AWI Redemption Program only has a quarterly limit. Since the New Redemption Program has a monthly limit in addition to a quarterly limit, the New Redemption Program may be more constrained to the extent redemption requests are concentrated in a given month. For example, if aggregate redemption requests in the first month of a quarter totaled 5%, then under the current Class AWI Redemption Program, we would be able to honor 100% of such requests. However, under the New Redemption Program, because of the 2% monthly limit, we would only be able to honor requests up to the 2% limit and therefore would likely pro rate requests and honor only 40% of total aggregate requests.
While we are still working with regulators and our distribution partners to determine the monthly and quarterly limits, our intent is that the New Redemption Program will offer for all share classes the same aggregate quarterly capacity as the current Class AWI Redemption Program, which is up to 5% of the aggregate NAV of the outstanding shares of the classes subject to the program, and further that within such aggregate limit each class of our stock has access to that same level of liquidity on a class-specific basis. However, we can offer no assurances in this regard. If redemption requests by our stockholders exceed the limitations of the New Redemption Program, we would be unable to satisfy all redemption requests. This risk may be higher for Class E stockholders, because our Class E stockholders have generally held their shares longer than our Class A, Class W and Class I stockholders and have exhibited higher demand for redemptions historically. If the New Redemption Program limitations are met, a queue for redemptions could develop, leading to greater difficulty for investors to access liquidity and potentially harming our efforts to sell our shares in our ongoing public offering.
Under the New Redemption Program, redemptions of our common shares will not be made based on the current NAV per share of our common stock.
Under the New Redemption Program, the redemption price for shares of our common stock will generally be based on our most recently disclosed monthly NAV (subject to material changes) and will not be based on any public trading market. We generally expect our transaction price to be equal to our NAV as of a date approximately one month prior to the date when redemptions take place. For example, if you wish to submit your shares for redemption in October, we currently expect that your redemption request and required documentation must be received in good order by 4:00 p.m. (Eastern time) on the second to last business day of October.
If accepted, your shares would be redeemed as of the last calendar day of October and, generally, the redemption price would equal the NAV per share of the applicable class as of the last calendar day of September, subject to reduction for early redemption. The NAV that is ultimately determined as of the last day of October may be higher or lower than the NAV as of the last day of September used for determining the transaction price. Therefore, the price at which you redeem shares may be lower than the current NAV per share at the time of redemption.
There is no guarantee that the Proposed Restructuring will allow us to raise more capital in our primary offerings than we would under the current structure.
An important part of our business strategy is to raise equity capital to make new investments and provide liquidity to our stockholders. Based on the current competitive landscape, we believe that our ongoing public offering may be more successful if we make the changes described herein as the Proposed Restructuring. However, there can be no assurance that the Proposed Restructuring will have this intended effect, in which case there is a risk that we would have incurred the costs of the Proposed Restructuring, including potentially higher compensation to our Advisor and Dealer Manager, without realizing the benefits of raising more capital. In addition, there can be no assurance that our Board of Directors will implement the Proposed Restructuring even if the charter amendment is adopted by the stockholders.
The compensation to our Advisor and Dealer Manager may increase over time, which could reduce your overall returns.
As discussed above, implementation of the Proposed Restructuring may result in greater aggregate compensation to our Advisor and Dealer Manager over time, which could reduce your overall returns. Under both the current performance fee and the proposed performance fee, the Advisor has and is anticipated to continue to provide us with a waiver of a portion of its fees generally equal to the amount of the performance component that would have been payable with respect to the Class E shares and the Class E OP Units held by third parties until the NAV of such shares or units exceeds $10.00 a share or unit, the benefit of which will be shared among all holders of Fund Interests (the “E-Share Waiver”). The E-Share Waiver has been significant over the past four years, averaging approximately $6.4 million annually over that period. As we raise capital in our public offerings from share classes other than Class E shares, we expect the proportionate share of our total capital subject to the E-Share Waiver to decrease, which may result in greater fees and reimbursements we pay to the Advisor. Because the proposed changes to compensation of our Advisor put a greater emphasis on our performance, the future reduction of the E-Share Waiver would be more beneficial to our Advisor under the new proposed performance fee. In addition, if the Proposed Restructuring results in greater capital raising through our public offerings, we would expect our NAV to grow and the gross amount of fees paid to our Advisor and Dealer Manager to increase because they are based on our NAV.

Our Board of Directors may change any aspects of the Proposed Restructuring without stockholder approval, except the proposed charter amendment, which could result in less favorable terms to certain stockholders.
While we have described in this Proxy Statement our current intentions with respect to the Proposed Restructuring, our Board of Directors may change any aspects of it without stockholder approval, except the proposed charter amendment. Such changes may be deemed appropriate for a variety of reasons, including but not limited to regulatory, capital-raising or business considerations, all of which can change over time. These changes could result in less favorable terms to stockholders than those described in this Proxy Statement. In particular, the Board of Directors is continuing to evaluate certain aspects of the New Redemption Program, the final form of which may provide more or less liquidity to certain stockholders compared to the proposed New Redemption Program described in this Proxy Statement. In addition, we are currently evaluating whether the current disposition fee should be paid to the Advisor with respect to certain real estate assets that are substantially along in the process of being sold at the time of the Proposed Restructuring. Depending on the number of these assets for which a disposition fee is paid, the potential cost savings associated with the changes to the Advisor’s compensation in connection with the Proposed Restructuring could be significantly reduced or eliminated in the short term.
Independent Director Approval of the Proposed Restructuring
Our Independent Directors have unanimously approved the principal terms of the Proposed Restructuring as described in this Proxy Statement.
Implementation of Proposed Charter Amendment and the Proposed Restructuring
If approved by our stockholders at the annual meeting, the Charter Amendment will be effective upon its filing and acceptance for record by the State Department of Assessment and Taxation of the State of Maryland (the “SDAT”). If the Charter Amendment is approved, although we intend to file the Charter Amendment with the SDAT and implement the Proposed Restructuring substantially as described herein, our Board of Directors may delay the filing of the Charter Amendment and the implementation of the Proposed Restructuring until it deems it appropriate to do so and may decide, in its sole discretion, not to go forward at all with the Charter Amendment or the Proposed Restructuring. Even if our Board of Directors files the Charter Amendment as proposed and approved by the stockholders, the Board of Directors will still have the authority to change any other aspect of the Proposed Restructuring described herein.
Vote Required
Approval of the proposal to amend our charter requires the affirmative vote of the holders of at least a majority of our outstanding shares of common stock entitled to vote thereon. You may vote for or against or abstain on the proposal to amend our charter. Abstentions and broker non-votes will have the same effect as votes against the proposal to amend our charter. Proxies received will be voted FOR the approval of the proposal to amend our charter unless stockholders designate otherwise.
Appraisal Rights
Under Maryland law and our charter, you will not be entitled to rights of appraisal with respect to the proposed amendment of our charter. Accordingly, to the extent that you object to the proposed amendment of our charter, you will not have the right to have a court judicially determine (and you will not receive) the fair value for your shares of common stock under the provisions of Maryland law governing appraisal rights.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND OUR CHARTER IN THE FORM ATTACHED HERETO AS EXHIBIT A.

PROPOSAL NO. 4: ADJOURNMENT OF THE ANNUAL MEETING
At the Annual Meeting, you and the other stockholders will also vote to approve an adjournment of the Annual Meeting, including, if necessary, to solicit additional proxies in favor of Proposals 1, 2 or 3 if there are not sufficient votes for these proposals.
Vote Required
Approval of the proposal to adjourn the Annual Meeting requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders who are present in person or by proxy and entitled to vote. Abstentions and broker non-votes will have no effect on the outcome of the vote. Proxies received will be voted FOR approval of this proposal to adjourn the special meeting unless stockholders designate otherwise.
Recommendation
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO ADJOURN THE ANNUAL MEETING IF NECESSARY.

ADVANCE NOTICE FOR STOCKHOLDER PROPOSALS FOR THE 2018 ANNUAL MEETING
Proposals received from stockholders are given careful consideration by us in accordance with Rule 14a-8 under the Exchange Act. Stockholder proposals are eligible for consideration for inclusion in the proxy statement for the 2018 annual meeting of stockholders if they are received by us on or before February 7, 2018. However, if we hold our 2018 annual meeting before June 26, 2018 or after August 25, 2018, stockholders must submit proposals for inclusion in our proxy statement within a reasonable time before we begin to print our proxy materials. Any proposal should be directed to the attention of our Secretary at 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202.
Our current bylaws require that, in order for proposals of stockholders to be considered timely and eligible for consideration at the 2018 annual meeting of stockholders, such proposals must be submitted in accordance with the requirements of the bylaws, not later than 5:00 p.m., Mountain Time, on February 7, 2018 and not earlier than January 8, 2018.
For additional requirements, a stockholder may refer to our bylaws, a copy of which may be obtained from our Secretary. If we do not receive timely notice pursuant to our bylaws, the proposal or nomination may be excluded from consideration at the meeting.

OTHER MATTERS
The Board of Directors knows of no other business to be brought before the Annual Meeting or any postponement or adjournment thereof. If any other matters properly come before the Annual Meeting, the proxies will be voted on such matters in accordance with the discretion of the persons named as proxies therein, or their substitutes, present and acting at the meeting.
No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and, if given or made, such information or representation should not be relied upon as having been authorized. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of the Proxy Statement.

ADDITIONAL INFORMATION
We file annual, quarterly, and special reports, proxy statements, and other information with the Commission at 100 F Street N.E., Washington, D.C. 20549. You may read and copy any reports, statements, or other information we file at the Commission’s public reference rooms in Washington, D.C. and New York, New York. Please call the Commission at (800) SEC-0330 for further information on the public reference rooms. Our Commission filings are also available to the public from commercial document retrieval services and on the website maintained by the Commission at www.sec.gov. Such information will also be furnished upon written request to Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations and can also be accessed through our website at www.dividendcapitaldiversified.com.
The Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. We and some brokers household proxy materials, delivering a single proxy statement to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker or us that they or we will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement, or if you are receiving multiple copies and would prefer to receive a single copy, please notify your broker if your shares are held in a brokerage account or us if you hold registered shares, and we will promptly provide a separate copy. You can notify us by delivering an oral or written request to Dividend Capital Diversified Property Fund Inc., 518 Seventeenth Street, 17th Floor, Denver, Colorado 80202, Attention: Investor Relations, or by telephone at (303) 228-2200.
YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT TO VOTE ON THE ELECTION OF DIRECTORS, THE RATIFICATION OF KPMG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR FISCAL YEAR 2017. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JUNE 7, 2017. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN SUCH DATE, AND NEITHER THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS NOR THE ELECTION OF THE NOMINEES DESCRIBED HEREIN WILL CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors,

Joshua J. Widoff
Managing Director,
General Counsel and Secretary

Denver, Colorado
June 7, 2017

Exhibit A
Proposed Charter Amendment
DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
ARTICLES OF AMENDMENT
Dividend Capital Diversified Property Fund Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:
FIRST: The charter (the “Charter”) of the Corporation, is hereby amended to provide that, immediately upon the acceptance of these of Articles of Amendment for record (the “Effective Time”) by the State Department of Assessments and Taxation (“SDAT”) of Maryland, (i) each unclassified share of Common Stock, $.01 par value per share, of the Corporation which was issued and outstanding immediately prior to the Effective Time shall be changed into one issued and outstanding Class E Common Share, $.01 par value per share, and shall be subject to the terms of Class E Common Shares described herein, (ii) each Class A Common Share, $.01 par value per share, of the Corporation which was issued and outstanding immediately prior to the Effective Time shall be renamed as a “Class T Common Share,” the terms of which shall be amended and replaced in their entirety by the terms of Class T Common Shares described herein, and (iii) each Class W Common Share, $.01 par value per share, of the Corporation which was issued and outstanding immediately prior to the Effective Time shall be renamed as a “Class D Common Share,” the terms of which shall be amended and replaced in their entirety by the terms of Class D Common Shares described herein. For purposes of conversion of Shares in accordance with Section 6.2.5 of the Charter as provided below, any and all Selling Commissions and Distribution Fees paid with respect to Class A Common Shares and Class W Common Shares prior to the Effective Time shall also be considered paid with respect to the Class T Common Shares and Class D Common Shares, respectively, that they are changed into pursuant to these Articles of Amendment. From and after the Effective Time (a) all of the preferences, conversion and other rights, voting powers, restrictions, limitation as to dividends and other distributions, qualifications and terms and conditions of redemption set forth with respect to Class A Common Shares in the Articles Supplementary of the Corporation designating Class A Common Shares filed with the SDAT on July 12, 2012, are hereby replaced in their entirety with the terms set forth herein with respect to Class T Common Shares, (b) all of the preferences, conversion and other rights, voting powers, restrictions, limitation as to dividends and other distributions, qualifications and terms and conditions of redemption set forth with respect to Class W Common Shares in the Articles Supplementary of the Corporation designating Class W Common Shares filed with the SDAT on July 12, 2012, are hereby replaced in their entirety with the terms set forth herein with respect to Class D Common Shares, and (c) all of the preferences, conversion and other rights, voting powers, restrictions, limitation as to dividends and other distributions, qualifications and terms and conditions of redemption set forth with respect to Class I Common Shares in the Articles Supplementary of the Corporation designating Class I Common Shares filed with the SDAT on July 12, 2012, are hereby replaced in their entirety with the terms set forth herein with respect to Class I Common Shares.
SECOND: The definitions of the following terms in Article V of the Charter are hereby amended and replaced in their entirety as follows:
Selling Commissions. The term “Selling Commissions” shall mean any and all up-front fees and commissions payable to underwriters, dealer managers or other broker-dealers in connection with the sale of Shares, including, without limitation, up-front fees or commissions payable to the Dealer Manager.
Soliciting Dealers. The term “Soliciting Dealers” shall mean those broker-dealers that are members of the Financial Industry Regulatory Authority, Inc., or that are exempt from broker-dealer registration, and that, in either case, enter into participating broker or other agreements with the Dealer Manager to sell or provide services with respect to Shares.
THIRD: The following definitions are hereby added to those listed in Article V of the Charter:
Class D Conversion Rate. The term “Class D Conversion Rate” shall mean the number of Class I Common Shares equal to the product of each Class D Common Share to be converted and a fraction, the numerator of which is the Class D NAV Per Share and the denominator of which is the Class I NAV Per Share.
Class D NAV Per Share. The term “Class D NAV Per Share” shall mean the net asset value per Class D Common Share, calculated as described in the most recent Valuation Procedures.
Class D Common Shares. The term “Class D Common Shares” shall have the meaning as provided in Section 6.1 herein.
Class E NAV Per Share. The term “Class E NAV Per Share” shall mean the net asset value per Class E Common Share, calculated as described in the most recent Valuation Procedures.

Class E Common Shares. The term “Class E Common Shares” shall have the meaning as provided in Section 6.1 herein.
Class I NAV Per Share. The term “Class I NAV Per Share” shall mean the net asset value per Class I Common Share, calculated as described in the most recent Valuation Procedures.
Class I Common Shares. The term “Class I Common Shares” shall have the meaning as provided in Section 6.1 herein.
Class S Conversion Rate. The term “Class S Conversion Rate” shall mean the number of Class I Common Shares equal to the product of each Class S Common Share to be converted and a fraction, the numerator of which is the Class S NAV Per Share and the denominator of which is the Class I NAV Per Share.
Class S NAV Per Share. The term “Class S NAV Per Share” shall mean the net asset value per Class S Common Share, calculated as described in the most recent Valuation Procedures.
Class S Common Shares. The term “Class S Common Shares” shall have the meaning as provided in Section 6.1 herein.
Class T Conversion Rate. The term “Class T Conversion Rate” shall mean the number of Class I Common Shares equal to the product of each Class T Common Share to be converted and a fraction, the numerator of which is the Class T NAV Per Share and the denominator of which is the Class I NAV Per Share.
Class T NAV Per Share. The term “Class T NAV Per Share” shall mean the net asset value per Class T Common Share, calculated as described in the most recent Valuation Procedures.
Class T Common Shares. The term “Class T Common Shares” shall have the meaning as provided in Section 6.1 herein.
Distribution Fees. The term “Distribution Fees” shall mean ongoing fees (whether labeled distribution fees, dealer manager fees, or any other name), which are distinguished from Selling Commissions by not being payable up-front or at one time, payable to the Dealer Manager and reallowable to Soliciting Dealers.
Multiple Class Plan. The term “Multiple Class Plan” shall mean a written plan adopted by the Board, as such plan may be amended from time to time, that sets forth the method by which distributions among classes of Common Shares shall be determined relative to each other, and may set forth other terms of classes of Common Shares relative to each other.
Primary Offering. The term “Primary Offering” shall mean, with respect to an Offering, the primary portion of such Offering, excluding any distribution reinvestment plan portion of such Offering.
Total Corporation-Level Underwriting Compensation. The term “Total Corporation-Level Underwriting Compensation” shall mean all underwriting compensation paid or incurred with respect to an Offering from all sources, determined pursuant to the rules and guidance of the Financial Industry Regulatory Authority, Inc., including Selling Commissions and Distribution Fees.
Total Account-Level Underwriting Compensation. The term “Total Account-Level Underwriting Compensation” shall mean, with respect to any Common Share sold for the account of the Corporation through an Offering, all Selling Commissions and Distribution Fees paid to the Dealer Manager or to Soliciting Dealers.
Valuation Procedures. The term “Valuation Procedures” shall mean written valuation procedures adopted by the Board, as such procedures may be amended from time to time, that set forth the method by which the net asset value per each class of Common Share shall be calculated.

FOURTH: Section 6.1 of the Charter is hereby amended and replaced in its entirety as follows:
Section 6.1 Authorized Shares.
The Corporation has authority to issue 2,700,000,000 Shares, consisting of 2,500,000,000 shares of Common Stock, $.01 par value per share (“Common Shares”), 500,000,000 of which are classified as Class D common stock (the “Class D Common Shares”), 500,000,000 of which are classified as Class E common stock (the “Class E Common Shares”), 500,000,000 of which are classified as Class I common stock (the “Class I Common Shares”), 500,000,000 of which are classified as Class S common stock (the “Class S Common Shares”) and 500,000,000 of which are classified as Class T common stock (the “Class T Common Shares”), and 200,000,000 shares of Preferred Stock, $.01 par value per share (“Preferred Shares”). The aggregate par value of all authorized shares of stock having par value is $27,000,000. All Shares shall be fully paid and non-assessable when issued. If Shares of one class of stock are classified or reclassified into Shares of another class of stock pursuant to this Article VI, the number of authorized Shares of the former class shall be automatically decreased and the number of Shares of the latter class shall be automatically increased, in each case by the number of Shares so classified or reclassified, so that the aggregate number of Shares of stock of all classes that the Corporation has authority to issue shall not be more than the total number of Shares set forth in the first sentence of this paragraph. The Board of Directors, with the approval of a majority of the entire Board and without any action by the stockholders of the Corporation, may amend the Charter from time to time to increase or decrease the aggregate number of Shares or the number of Shares of any class or series of stock that the Corporation has authority to issue.
FIFTH: Section 6.2.3 of the Charter is hereby amended and replaced in its entirety as follows:
Section 6.2.3 Rights Upon Liquidation. In the event of any voluntary or involuntary liquidation, dissolution or winding up, or any distribution of the assets of the Corporation, the aggregate assets available for distribution to holders of the Common Shares shall be determined in accordance with applicable law. Immediately before any liquidation, dissolution or winding up, or any distribution of the assets of the Corporation pursuant to a plan of liquidation, dissolution or winding up, Class D Common Shares will automatically convert to Class I Common Shares at the Class D Conversion Rate, Class S Common Shares will automatically convert to Class I Common Shares at the Class S Conversion Rate and Class T Common Shares will automatically convert to Class I Common Shares at the Class T Conversion Rate. Following such conversion, each holder of Common Shares of a particular class shall be entitled to receive, ratably with each other holder of Common Shares of such class, that portion of such aggregate assets available for distribution as the number of outstanding Common Shares of such class held by such holder bears to the total number of outstanding Common Shares of such class then outstanding.
SIXTH: A new Section 6.2.5 is inserted into the Charter as follows:
6.2.5    Conversion, Distributions and Suitability.

(a)
Conversion of Class D Common Shares. Each Class D Common Share held within a Stockholder’s account shall automatically and without any action on the part of the holder thereof convert into Class I Common Shares at the Class D Conversion Rate on the earliest of (a) a Listing of any Common Shares, (b) a merger or consolidation of the Corporation with or into another entity, or the sale or other disposition of all or substantially all of the Corporation’s assets and (c) the end of the month in which the Dealer Manager in conjunction with the Corporation’s transfer agent determines that the Total Account-Level Underwriting Compensation paid with respect to all Class D Common Shares held by such Stockholder within such account (including shares purchased through a Reinvestment Plan or received as stock dividends) equals or exceeds 8.75% (or a lower limit set forth in any applicable agreement between the Dealer Manager and a Soliciting Dealer, provided that the Dealer Manager advises the Corporation’s transfer agent of the lower limit in writing) of the aggregate purchase price of all Class D Common Shares held by such Stockholder within such account and purchased in a Primary Offering. In addition, after termination of a Primary Offering registered under the Securities Act, each Class D Common Share sold in that Primary Offering, each Class D Common Share sold under a Reinvestment Plan pursuant to the same registration statement that was used for that Primary Offering, and each Class D Common Share received as a stock dividend with respect to such Shares sold in such Primary Offering or Reinvestment Plan, shall automatically and without any action on the part of the holder thereof convert into a number of Class I Common Shares at the Class D Conversion Rate, at the end of the month in which the Corporation, with the assistance of the Dealer Manager, determines that Total Corporation-Level Underwriting Compensation paid with respect to that Offering would be in excess of 10% of the aggregate purchase price of all Shares sold for the account of the Corporation through that Primary Offering.

(b)
Conversion of Class S Common Shares. Each Class S Common Share held within a Stockholder’s account shall automatically and without any action on the part of the holder thereof convert into Class I Common Shares at the Class S Conversion Rate on the earliest of (a) a Listing of any Common Shares, (b) a merger or consolidation of the Corporation with or into another entity, or the sale or other disposition of all or substantially all of the Corporation’s assets and (c) the end of the month in which the Dealer Manager in conjunction with the Corporation’s transfer agent determines that the Total Account-Level Underwriting Compensation paid with respect to all Class S Common Shares held by such Stockholder within such account (including shares purchased through a Reinvestment Plan or received as stock dividends) equals or exceeds 8.75% (or a lower limit set forth in any applicable agreement between the Dealer Manager and a Soliciting Dealer, provided that the Dealer Manager advises the Corporation’s transfer agent of the lower limit in writing) of the aggregate purchase price of all Class S Common Shares held by such Stockholder within such account and purchased in a Primary Offering. In addition, after termination of a Primary Offering registered under the Securities Act, each Class S Common Share sold in that Primary Offering, each Class S Common Share sold under a Reinvestment Plan pursuant to the same registration statement that was used for that Primary Offering, and each Class S Common Share received as a stock dividend with respect to such Shares sold in such Primary Offering or Reinvestment Plan, shall automatically and without any action on the part of the holder thereof convert into a number of Class I Common Shares at the Class S Conversion Rate, at the end of the month in which the Corporation, with the assistance of the Dealer Manager, determines that Total Corporation-Level Underwriting Compensation paid with respect to that Offering would be in excess of 10% of the aggregate purchase price of all Shares sold for the account of the Corporation through that Primary Offering.

(c)
Conversion of Class T Common Shares. Each Class T Common Share held within a Stockholder’s account shall automatically and without any action on the part of the holder thereof convert into Class I Common Shares at the Class T Conversion Rate on the earliest of (a) a Listing of any Common Shares, (b) a merger or consolidation of the Corporation with or into another entity, or the sale or other disposition of all or substantially all of the Corporation’s assets and (c) the end of the month in which the Dealer Manager in conjunction with the Corporation’s transfer agent determines that the Total Account-Level Underwriting Compensation paid with respect to all Class T Common Shares held by such Stockholder within such account (including shares purchased through a Reinvestment Plan or received as stock dividends) equals or exceeds 8.75% (or a lower limit set forth in any applicable agreement between the Dealer Manager and a Soliciting Dealer, provided that the Dealer Manager advises the Corporation’s transfer agent of the lower limit in writing) of the aggregate purchase price of all Class T Common Shares held by such Stockholder within such account and purchased in a Primary Offering. In addition, after termination of a Primary Offering registered under the Securities Act, each Class T Common Share sold in that Primary Offering, each Class T Common Share sold under a Reinvestment Plan pursuant to the same registration statement that was used for that Primary Offering, and each Class T Common Share received as a stock dividend with respect to such Shares sold in such Primary Offering or Reinvestment Plan, shall automatically and without any action on the part of the holder thereof convert into a number of Class I Common Shares at the Class T Conversion Rate, at the end of the month in which the Corporation, with the assistance of the Dealer Manager, determines that Total Corporation-Level Underwriting Compensation paid with respect to that Offering would be in excess of 10% of the aggregate purchase price of all Shares sold for the account of the Corporation through that Primary Offering.

(d)
Distributions. The per share amount of any distributions for any class of Common Shares relative to the other classes of Common Shares shall be determined as described in the most recent Multiple Class Plan.

(e)	Suitability.

a.
Until the Class D Common Shares are Listed, in order to purchase Class D Common Shares in a public offering, the purchaser must represent to the Corporation that the applicable suitability standards set forth in the Prospectus have been satisfied.

b.
Until the Class I Common Shares are Listed, in order to purchase Class I Common Shares in a public offering, the purchaser must represent to the Corporation that the applicable suitability standards set forth in the Prospectus have been satisfied.

c.
Until the Class S Common Shares are Listed, in order to purchase Class S Common Shares in a public offering, the purchaser must represent to the Corporation that the applicable suitability standards set forth in the Prospectus have been satisfied.

d.
Until the Class T Common Shares are Listed, in order to purchase Class T Common Shares in a public offering, the purchaser must represent to the Corporation that the applicable suitability standards set forth in the Prospectus have been satisfied.

SEVENTH: The amendments to the Charter of the Corporation as set forth above have been duly advised by the Board of Directors and approved by the stockholders of the Corporation entitled to vote thereon as required by law.
EIGHTH: The total number of shares of stock which the Corporation had authority to issue immediately prior to the foregoing amendment of the Charter of the Corporation was 1,200,000,000, consisting of 1,000,000,000 shares of Common Stock, $0.01 par value per share, 400,000,000 of which were unclassified Common Shares, 200,000,000 of which were classified as Class A Common Shares, 200,000,000 of which were classified as Class I Common Shares and 200,000,000 of which were classified as Class W Common Shares, and 200,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value was $12,000,000.
NINTH: The total number of shares of stock which the Corporation has authority to issue pursuant to the foregoing amendment of the Charter of the Corporation is 2,700,000,000, consisting of 2,500,000,000 shares of Common Stock, $0.01 par value per share, 500,000,000 of which are classified as Class D Common Shares, 500,000,000 of which are classified as Class E Common Shares, 500,000,000 of which are classified as Class I Common Shares, 500,000,000 of which are classified as Class S Common Shares, and 500,000,000 of which are classified as Class T Common Shares, and 200,000,000 shares of Preferred Stock, $0.01 par value per share. The aggregate par value of all authorized shares of stock having par value is $27,000,000.
TENTH: The undersigned Chief Executive Officer of the Corporation acknowledges these Articles of Amendment to be the corporate act of the Corporation and, as to all matters or facts required to be verified under oath, the undersigned Chief Executive Officer acknowledges that to the best of his knowledge, information and belief, these matters and facts are true in all material respects and that this statement is made under the penalties for perjury.

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be executed under seal in its name and on its behalf by its Chief Executive Officer and attested to by its Secretary on this __th day of _____, 2017.

DIVIDEND CAPITAL DIVERSIFIED PROPERTRY FUND INC.

By:	Dwight L. Merriman III,
Chief Executive Officer
[CORPORATE SEAL]
Attest:

Joshua J. Widoff,
Secretary

DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.
518 17TH STREET 17TH FLOOR DENVER, CO 80202
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E29278-TBD	KEEP THIS PORTION FOR YOUR RECORDS
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DIVIDEND CAPITAL DIVERSIFIED PROPERTY FUND INC.		For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below.
The Board of Directors recommends you vote FOR the following:

1.	Election of Directors	☐	☐	☐

Nominees:

	01) Richard D. Kincaid	04) Daniel J. Sullivan
	02) John A. Blumberg	05) John P. Woodberry
03) Charles B. Duke

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

2.	Ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for fiscal year 2017.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

3.	Amendment of the Company’s charter to restructure its share classes.					☐	☐	☐

The Board of Directors recommends you vote FOR the following proposal:						For	Against	Abstain

4.	To permit the Board of Directors to adjourn the Annual Meeting, if necessary, to solicit additional proxies in favor of proposals 1 through 3 above if there are not sufficient votes for the proposals.					☐	☐	☐

Please indicate if you plan to attend this meeting.			☐	☐

			Yes	No

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Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)	Date

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E29279-TBD

Dividend Capital Diversified Property Fund Inc. Annual Meeting of Stockholders July 26, 2017 2:00 PM MDT This proxy is solicited by the Board of Directors

The stockholder(s), on the reverse side of this ballot, hereby appoint(s) Joshua J. Widoff and M. Kirk Scott, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of stock of Dividend Capital Diversified Property Fund Inc. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 2:00 PM, MDT, on July 26, 2017, at the Grand Hyatt Denver, 1750 Welton Street, Denver, Colorado 80202, and any adjournment or postponement thereof (i) as designated by the Stockholder(s) on the reverse side of this ballot, and (ii) in the discretion of the proxies on any other matter that may properly come before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations. This proxy will be voted in the discretion of the proxies on any matter other than the proposals set forth on the reverse side of this ballot that is properly brought before the Annual Meeting of Stockholders or any postponement or adjournment thereof.

Continued and to be signed on reverse side

V.1.1